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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

STR Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

April 1, 2013

Dear Stockholder:

        It is my pleasure to invite you to STR Holdings, Inc.'s 2013 annual meeting of stockholders to be held on Tuesday, May 14, 2013 at 2:00 p.m., Eastern Time at STR's Corporate Office located at 1699 King Street, Suite 400, Enfield, CT 06082. Additional details regarding admission to the meeting and the business to be conducted are described in the Notice of Annual Meeting of Stockholders and Proxy Statement following this letter.

        Consistent with last year, as part of our ongoing commitment to reduce costs and modernize the way we communicate with our stockholders, we have chosen to provide access to our Proxy Statement and Annual Report over the Internet instead of mailing paper copies to our stockholders. This method saves paper and reduces our printing and mailing costs. Additionally, we believe that this e-proxy process expedites your receipt of our proxy materials.

        As always, the board of directors feels that it is important to provide you with information about STR Holdings, Inc. in a way that is easy to understand. We encourage you to access and review all the information contained in the proxy materials before voting.

        Whether or not you plan to attend the meeting, your vote is very important to us. Prior to the meeting, you may vote your shares over the Internet, via a toll-free telephone number or by mail. Instructions on how to vote were contained in the notice, e-mail or proxy card you received. They can also be found in this proxy statement beginning on page 4.

        Thank you for supporting STR Holdings, Inc. We look forward to seeing you at our annual meeting.

                      Sincerely,

                      Dennis L. Jilot
                       Chairman

STR HOLDINGS, INC.
1699 King Street, Suite 400
Enfield, Connecticut 06082

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

TIME	2:00 p.m., Eastern Time, Tuesday, May 14, 2013
PLACE	STR's Corporate Office 1699 King Street, Suite 400 Enfield, CT 06082 Phone: (860) 758-7300
ITEMS OF BUSINESS	(1) To elect eight members of the board of directors, whose terms are described in the proxy statement.
(2) To amend the 2009 Equity Incentive Plan to increase the number of shares of common stock reserved under the plan from 4.75 million shares to 6.2 million shares.
(3) To ratify the appointment of UHY LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2013.
(4) To transact such other business as may properly come before the meeting and any adjournment thereof.
RECORD DATE	You are entitled to vote only if you were a stockholder of STR Holdings, Inc. ("STR", the "Company", or "we") as of the close of business on March 19, 2013.
MEETING ADMISSION

You are entitled to attend the annual meeting only if you were an STR stockholder as of the close of business on the record date or hold a valid proxy for the annual meeting. If you are not a stockholder of record, but hold shares through a broker, bank, trustee or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement issued prior to the record date, a copy of the voting instruction card provided by your broker, bank, trustee or nominee, or similar evidence of ownership.

The annual meeting will begin promptly at 2:00 p.m., Eastern Time. Check-in will begin at 1:30 p.m. at our Corporate Office, and you should allow ample time for the check-in process.
PROXY VOTING

It is important that your shares be represented and voted at the meeting. You may vote your shares by completing and returning the proxy card sent to you. Most stockholders may also vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the proxy card sent to you. You may revoke a proxy at any time prior to its exercise at the meeting by timely delivery of a properly executed, later-dated proxy (including an Internet or telephone vote) or by voting by ballot at the annual meeting.

Alan N. Forman Senior Vice President, General Counsel and Secretary

The Company's proxy materials for the 2013 annual meeting of stockholders and Form 10-K are available on the Investor Relations section of our website at www.strholdings.com.

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PROXY STATEMENT SUMMARY

        The following is a summary of certain key disclosures in our proxy statement. This is only a summary, and it may not contain all of the information that is important to you. For more complete information, please review this proxy statement as well as our 2012 Annual Report on Form 10-K.

Annual Meeting of Stockholders

Date and Time:	Tuesday, May 14, 2013 at 2:00 p.m. ET
Place:	STR's Corporate Office located at 1699 King Street, Suite 400, Enfield, CT 06082
Record Date:	March 19, 2013

Proposals to be Voted on and Board Voting Recommendations

Proposals	Recommendation
Election of directors	For each nominee
Amendment of 2009 Equity Incentive Plan	For
Ratification of UHY LLP as independent auditors for the 2013 fiscal year	For

Director Nominees

        The following table provides summary information about each director nominee as of March 19, 2013. Each director stands for election annually.

Name	Age	Director Since	Primary Occupation	Independent
Dennis L. Jilot	65	1997	Chairman of the Board of Directors, STR Holdings, Inc.	No
Scott S. Brown	56	2009	Chief Executive Officer and Managing Partner, New Energy Capital Partners	Yes
Robert M. Chiste	65	2010	Executive in Residence, El Dorado Ventures	Yes
John A. Janitz	70	2007	Chairman and Co-Founding Partner, Evergreen Capital Partners LLC	Yes
Andrew M. Leitch	69	2009	Former Senior Partner, Deloitte & Touche LLP	Yes
Dominick J. Schiano	58	2007	President and Co-Founding Partner, Evergreen Capital Partners LLC	Yes
Susan C. Schnabel	51	2007	Co-Head and Managing Director, DLJ Merchant Banking Partners	Yes
Robert S. Yorgensen	49	2012	President and Chief Executive Officer, STR Holdings, Inc.	No

Amendment of 2009 Equity Incentive Plan

        On February 12, 2012, our board of directors (the "Board") approved an amendment to our 2009 Equity Incentive Plan (the "2009 Plan"), subject to stockholder approval, to increase the number of shares of common stock reserved under the 2009 Plan from 4.75 million shares to 6.2 million shares. We are asking our stockholders to vote FOR such amendment to the 2009 Plan.

 Ratification of Auditors

        We are asking our stockholders to ratify the selection of UHY LLP as our independent registered public accounting firm for the fiscal year 2013.

        Set forth below is a summary of PricewaterhouseCoopers LLP's fees for services provided in fiscal 2012 and 2011:

	2012	2011
Audit Fees	$795,000	$1,156,120
Audit Related Fees	1,000	1,500
Tax Fees	6,000	266,334
All Other Fees	—	—

Total	$802,000	$1,423,954

        During 2012, the tax fees include China import duty, value-add and other tax assessment and ex-patriot services. During 2011, the Company incurred $252,000 of audit fees and $148,000 of tax fees associated with the strategic divestiture of our former Quality Assurance business.

Executive Compensation Highlights

        Set forth below is the 2012 compensation for each Named Executive Officer as determined under Securities and Exchange Commission ("SEC") rules. See the notes accompanying the 2012 Summary Compensation Table beginning on page 39 for more information.

Name	Salary	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Dennis L. Jilot Chairman of the Board of Directors(1)	$432,692	$—	$—	$—	$—	$17,272	$449,964
Robert S. Yorgensen President and Chief Executive Officer	$475,000	$—	$510,150	$—	$—	$22,236	$1,007,386
Barry A. Morris Executive Vice President, Chief Operating Officer(2)	$316,725	$—	$295,350	$—	$—	$22,236	$634,311
Alan N. Forman Senior Vice President, General Counsel and Secretary	$278,668	$—	$223,750	$—	$—	$21,721	$524,139
Joseph C. Radziewicz Vice President, Chief Financial Officer and Chief Accounting Officer(3)	$207,573	$—	$179,000	$—	$—	$7,823	$394,396

(1)
Effective July 18, 2012, Mr. Jilot retired as Executive Chairman of the Company and currently serves as Chairman of the Board of Directors.

(2)
Effective September 10, 2012, Mr. Morris was appointed as the Company's Executive Vice President and Chief Operating Officer. Previously, Mr. Morris served as the Company's Executive Vice President and Chief Financial Officer.

(3)
Effective September 10, 2012, Mr. Radziewicz was appointed as the Company's Vice President, Chief Financial Officer and Chief Accounting Officer. Previously, Mr. Radziewicz served as the Company's Controller and Principal Accounting Officer.

Important Dates for 2014 Annual Meeting of Stockholders (page 10)

        Stockholder proposals submitted for inclusion in our 2014 proxy statement pursuant to SEC Rule 14a-8 must be received by us by December 5, 2013.

        Notice of Stockholder proposals to be raised from the floor of the 2014 annual meeting of stockholders outside of SEC Rule 14a-8 must be received by February 13, 2014.

STR HOLDINGS, INC.
1699 King Street, Suite 400
Enfield, Connecticut 06082

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

General Information

        Why am I receiving these materials?    We have made these materials available to you on the Internet in connection with STR's annual meeting of stockholders, which will take place on Tuesday, May 14, 2013. As a stockholder, you are invited to attend the annual meeting and vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under rules of the SEC and that is designed to assist you in voting your shares.

        What is included in the proxy materials?    The proxy materials include our proxy statement for the annual meeting of stockholders and our 2012 Annual Report. Included in the 2012 Annual Report is our Form 10-K for the fiscal year ended December 31, 2012.

        If you receive a paper copy of these materials by mail, the proxy materials also will include a proxy card or a voting instruction card for the annual meeting.

        What information is contained in this proxy statement?    The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and named executive officers, corporate governance and information about our board of directors, and certain other required information.

        Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of the proxy materials?    Consistent with last year, due to our commitment to reducing our costs and to save paper, we are utilizing the SEC "e-proxy" rule that allows companies to deliver their proxy materials over the Internet. On April 4, 2013, we mailed a one page notice to our stockholders informing them that our proxy materials are available online. The notice contains instructions on how you may request a paper copy of our proxy materials by mail on an ongoing basis.

        Why didn't I receive a notice in the mail about the Internet availability of the proxy materials?    We are providing some of our stockholders, including stockholders who have previously requested to receive paper copies of the proxy materials and some of our stockholders who are living outside the United States, with paper copies of the proxy materials instead of a notice about the Internet availability of the proxy materials.

        In addition, we are providing notice of the availability of proxy materials by e-mail to those stockholders who have previously elected the delivery of the proxy materials electronically. Those stockholders should have received an e-mail containing a link to the website where those materials are available and a link to the proxy voting website.

        How do I access the proxy materials over the Internet?    Your notice about the Internet availability of the proxy materials, proxy card or voting instruction card will contain instructions on how to:

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  View our proxy materials for the annual meeting on the Internet; and

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  Instruct us to send our future proxy materials to you electronically by e-mail.

        Our proxy materials are available on the Investor Relations section of our website at www.strholdings.com. Your notice of Internet availability of proxy materials, proxy card or voting instruction card will contain instructions on how you may request to access proxy materials electronically on an ongoing basis. Choosing to access your future proxy materials electronically will help us reduce the costs of printing and distributing our proxy materials. If you choose to access future proxy materials electronically, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to access proxy materials by e-mail will remain in effect until you terminate it.

        How may I obtain a paper copy of the proxy materials?    Stockholders receiving a notice about the Internet availability of the proxy materials will find instructions about how to obtain a paper copy of the proxy materials. Stockholders receiving a notice of the availability of the proxy materials by e-mail will find instructions in the e-mail regarding how to obtain a paper copy of the proxy materials. All stockholders who do not receive a notice or an e-mail will receive a paper copy of the proxy materials by mail.

        I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?    We have adopted a procedure called "householding" which the SEC has approved. Under this procedure, we are delivering a single set of the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will promptly deliver a separate set of proxy materials to any stockholder at a shared address to which we delivered a single set of any of these documents. To receive a separate set of these proxy materials, stockholders may write, e-mail or call us at the following address:

Investor Relations
STR Holdings, Inc.
1699 King Street, Suite 400
Enfield, CT 06082
E-mail: investorinfo@strholdings.com
(860) 758-7325

        Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

        What should I do if I receive more than one notice or e-mail about the Internet availability of the proxy materials or more than one paper copy of the proxy materials?    You may receive more than one notice, more than one e-mail or more than one paper copy of the proxy materials, including multiple paper copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate notice, a separate e-mail or a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you may receive more than one notice, more than one e-mail or more than one proxy card. To vote all of your shares by proxy, you must complete, sign, date and return each proxy card and voting instruction card that you receive and vote over the Internet the shares represented by each notice and e-mail that you receive (unless you have requested and received a proxy card or voting instruction card for the shares represented by one or more of those notices or e-mails).

        What items of business will be voted on at the annual meeting?    The items of business scheduled to be voted on at the annual meeting are:

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  The election of Dennis L. Jilot, Scott S. Brown, Robert M. Chiste, John A. Janitz, Andrew M. Leitch, Dominick J. Schiano, Susan C. Schnabel and Robert S. Yorgensen as directors;

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  The approval of an amendment to our 2009 Equity Incentive Plan (the "2009 Plan") increasing the number of shares reserved under the 2009 Plan from 4.75 million shares to 6.2 million shares; and

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  The ratification of the appointment of UHY LLP as STR's independent registered public accounting firm for the fiscal year ending December 31, 2013.

        We will also consider any other business that may properly come before the meeting.

        How does the board of directors recommend that I vote?    Our board of directors recommends that you vote your shares (1) FOR each of the nominees to the board of directors, (2) FOR the amendment of the Plan, and (3) FOR the ratification of the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

        What shares may I vote?    Each share of STR common stock issued and outstanding as of the close of business on the record date (March 19, 2013) for the 2013 annual meeting of stockholders is entitled to be voted on all items being voted on at the annual meeting. You may vote all shares owned by you as of the record date, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee or other nominee. On the record date, we had 41,684,598 shares of common stock issued and outstanding.

        How many votes am I entitled to per share?    Each holder of shares of common stock is entitled to one vote for each share of common stock held as of the record date.

        What is the difference between holding shares as a stockholder of record and as a beneficial owner?    Most STR stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

  Stockholder of Record

        If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc. ("Broadridge"), you are considered, with respect to those shares, the stockholder of record, and the proxy materials were sent directly to you by STR. As the stockholder of record, you have the right to grant your voting proxy directly to STR or to vote in person at the annual meeting. You may also vote by mail, on the Internet or by telephone. Please follow the voting instructions on the proxy card included with these proxy materials.

  Beneficial Owner

        If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust or other similar organization, like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name and the proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee or nominee on how to vote your shares, and you are also invited to attend the annual meeting.

        Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the annual meeting unless you first obtain a "legal proxy" from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the meeting. If you do not wish to vote in person or you will not be attending the annual meeting, you may vote by proxy. You may vote by proxy over the Internet or by telephone, as described in the Notice and below under the heading "How can I vote my shares without attending the annual meeting?"

        How may I attend the annual meeting?    You are entitled to attend the annual meeting only if you were an STR stockholder as of the record date or you hold a valid proxy for the annual meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you should provide proof of beneficial ownership as of the record date, such as your most recent account statement demonstrating ownership as of March 19, 2013, a copy of the voting instruction card provided by your broker, bank, trustee or nominee, or other similar evidence of ownership.

        If you do not comply with the procedures outlined above, you may not be admitted to the annual meeting.

        Please let us know if you plan to attend the annual meeting by indicating your plans when prompted if you vote by Internet or telephone, or marking the appropriate box on the enclosed proxy card.

        The meeting will begin promptly at 2:00 p.m., Eastern Time. Check-in will begin at 1:30 p.m. and you should allow ample time for the check-in procedures.

        How may I vote my shares in person at the annual meeting?    Shares held in your name as the stockholder of record may be voted by you in person at the annual meeting. Shares held beneficially in street name may be voted by you in person at the annual meeting only if you first obtain a legal proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

        How may I vote my shares without attending the annual meeting?    Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the annual meeting.

        If you are a stockholder of record, you may vote by proxy by using one of the following methods:

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  By Internet:  Stockholders who have received a notice of the availability of the proxy materials by mail or e-mail may submit proxies over the Internet at www.proxyvote.com and by following the instructions on the notice or e-mail. Stockholders who have received a paper copy of the proxy card or voting instruction card by mail may submit proxies over the Internet by following the instructions on the proxy card or voting instruction card.

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  By Telephone:  Stockholders of record who live in the United States or Canada may submit their proxies by telephone by calling (1-800-690-6903) and following the instructions. Stockholders of record who have received a notice of the Internet availability of the proxy materials by mail or e-mail must have the control number that appears on their notice or e-mail available when voting.

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  By Mail:  Complete, sign, date and mail your proxy card in the enclosed postage-prepaid envelope. Your proxy card must be received by Broadridge, STR's mailing agent and tabulator, prior to the commencement of the annual meeting at 2:00 p.m. Eastern Time, on May 14, 2013, unless you attend the meeting, in which event you may deliver your proxy card, or vote by ballot, at the meeting. If you are voting by the Internet or by telephone, please do not return your proxy card.

        If you hold shares beneficially in street name, you may also vote by proxy over the Internet, by telephone or by mail by following the voting instructions provided to you by your broker, bank, trustee or nominee.

        What is the deadline for voting my shares?    If you hold shares as the stockholder of record, or through the STR Holdings,  Inc. 2010 Employee Stock Purchase Plan (the "ESPP"), your vote by proxy must be received before the polls close at the annual meeting. If you are the beneficial owner of shares held through a broker, trustee or other nominee, please follow the voting instructions provided by your broker, trustee or nominee.

        May I change my vote?    You may change your vote at any time prior to the taking of the vote at the annual meeting. If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to STR's Senior Vice President, General Counsel and Secretary at STR Holdings, Inc., 1699 King Street, Suite 400, Enfield, CT 06082, prior to your shares being voted, or (3) attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously-granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the annual meeting and voting in person.

        Is my vote confidential?    Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within STR or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to STR management.

        How many shares must be present or represented to conduct business at the annual meeting?    The quorum requirement for holding the annual meeting and transacting business is that the holders of record of a majority of the voting power of the issued and outstanding shares of common stock of STR entitled to vote at the meeting must be present in person or represented by proxy. Both abstentions and broker non-votes (described below) are counted for the purpose of determining the presence of a quorum.

        How may I vote on each of the proposals?    In the election of directors, you may vote "FOR" all or some of the nominees or your vote may be "WITHHOLD" with respect to one or more of the nominees. For each of the amendment of our 2009 Plan and the ratification of our independent registered public accounting firm, you may vote "FOR", "AGAINST" or "ABSTAIN".

        If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated, the shares will be voted as recommended by the board of directors.

        What is a broker non-vote?    A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.

        How are shares held by a broker or nominee voted?    Under New York Stock Exchange ("NYSE") rules, the ratification of the selection of an independent registered public accounting firm (Proposal No. 3), is considered a "routine" matter, and brokers generally may vote on behalf of beneficial owners who have not furnished voting instructions, subject to the rules of the NYSE concerning transmission of proxy materials to beneficial owners, and subject to any proxy voting policies and procedures of those brokerage firms. However, brokers may not vote on the other proposals contained in this proxy statement which are considered "non-routine" proposals, unless they have received voting instructions from the beneficial owner. To the extent that they have not received voting instructions, brokers report such number of shares as "non-votes".

  What is the voting requirement to approve each of the proposals?

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  With respect to Proposal No. 1, the election of directors, under our Bylaws, we have adopted a "majority voting" standard for the election of directors. Under this standard, each of the eight nominees for election as a director shall be elected to the board of directors if the votes cast for each nominee's election exceed the votes cast (which includes votes "WITHHOLD") against each nominee's election; provided, however, that directors shall be elected by a plurality of the votes to be cast at any meeting of stockholders for which the election of the directors is "contested" by one or more stockholders, as specified in our Bylaws. Our Corporate Governance Guidelines describe the policies and procedures that the board of directors will follow if one or more nominee fails to receive the required vote in an uncontested director election. See "Corporate Governance—Director Elections". Proxies' marked "WITHHOLD" authority for the election of any director nominee will be included in the tally of "votes cast" with respect to that nominee for purposes of our majority voting Bylaw. Accordingly, a vote to withhold authority for the election of any director nominee will have the same effect as a negative vote with respect to the nominee(s). Broker non-votes are not counted in the determination of votes cast, and, thus, do not have a direct effect on the outcome of voting for directors.

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  With respect to Proposal No. 2, to approve an amendment to our 2009 Equity Incentive Plan, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter will be required to ratify the proposal. Abstentions will, therefore, have the same effect as negative votes.

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  With respect to Proposal No. 3, to ratify the appointment of UHY LLP as our independent registered public accounting firm, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter will be required to ratify the proposal. Abstentions will, therefore, have the same effect as negative votes.

        NYSE rules do not allow brokers discretionary authority to vote in the election of directors or the amendment of our 2009 Equity Incentive Plan. Therefore, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted in the election of directors or the amendment of our 2009 Equity Incentive Plan. We urge you to promptly provide voting instructions to your broker to ensure that your shares are voted in these matters.

        Is cumulative voting permitted for the election of directors?    No. You may not cumulate your votes for the election of directors.

        What happens if additional matters are presented at the annual meeting?    Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Robert S. Yorgensen and Joseph C. Radziewicz, or either of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of the nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the board of directors.

        Who will serve as inspector of elections?    The inspector of elections will be a representative from an independent firm, Broadridge.

        Who will bear the cost of soliciting votes for the annual meeting?    STR will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. If you access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. We have engaged Broadridge to assist us in the distribution of proxy materials described above for a service fee and the reimbursement of customary out-of-pocket disbursements.

        Where can I find the voting results of the annual meeting?    We intend to announce preliminary voting results at the annual meeting and publish final results in a Current Report on Form 8-K filed not later than four (4) business days following the date of the annual meeting. We also plan to disclose the preliminary vote results and the final vote results on the Investor Relations section of our website not later than four (4) business days after the annual meeting.

        What is the deadline to propose actions for consideration at next year's annual meeting of stockholders or to nominate individuals to serve as directors?    If a stockholder intends to present any proposal for inclusion in the Company's proxy statement in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, for consideration at the Company's 2014 annual meeting of stockholders, the proposal must be received by the Senior Vice President, General Counsel and Secretary of the Company by December 5, 2013. Such proposal must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

        The Company's Bylaws contain an advance notice of stockholder business and nominations requirement (Article II, Sections 9 and 10 of the Bylaws), which generally prescribes the procedures that a stockholder of the Company must follow if the stockholder intends, at an annual or special meeting of stockholders, to nominate a person for election to the Company's board of directors or to propose other business to be considered by stockholders. These procedures include, among other things, that the stockholder give timely notice to the Senior Vice President, General Counsel and Secretary of the Company of the nomination or other proposed business, that the notice contain specified information, and that the stockholder comply with certain other requirements. Generally, in the case of an annual meeting of stockholders, a stockholder's notice, in order to be timely, must be delivered in writing to the Senior Vice President, General Counsel and Secretary of the Company, at its principal executive offices, not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day prior to the first anniversary of the date of the immediately preceding year's annual meeting. As specified in the Bylaws, different notice deadlines apply in the case of a special meeting, or when the date of an annual meeting is more than 30 days prior to or delayed 60 days after the first anniversary of the preceding year's meeting. If a stockholder's nomination or proposal is not in compliance with the procedures set forth in the Bylaws, the Company may disregard such nomination or proposal.

        Accordingly, if a stockholder of the Company intends, at the Company's 2014 annual meeting of stockholders, to nominate a person for election to the Company's board of directors or to propose other business, the stockholder must deliver a notice of such nomination or proposal to the Company's Senior Vice President, General Counsel and Secretary not later than the close of business on February 13, 2014, and not earlier than the close of business on January 14, 2014, and comply with the requirements of the Bylaws.

        Notices should be addressed in writing to:

STR Holdings, Inc.
Attn: Senior Vice President, General Counsel and Secretary
1699 King Street, Suite 400
Enfield, Connecticut 06082

  •
  not earlier than the close of business on January 14, 2014, and

  •
  not later than the close of business on February 13, 2014.

        In the event that we hold our 2014 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary date of the 2013 annual meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received not later than the close of business on the earlier of the following two dates:

  •
  the 10th day following the day on which notice of the meeting date is mailed, or

  •
  the 10th day following the day on which public disclosure of the meeting date is made.

        If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

        May I nominate candidates for director?    You may propose director candidates for consideration by our nominating and corporate governance committee. Any such recommendations should include the nominee's name, qualifications for membership on our board of directors and should be directed to the Senior Vice President, General Counsel and Secretary of STR at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see "Corporate Governance" and "Nominating and Corporate Governance Committee".

        In addition, our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our Bylaws. In addition, the stockholder must give timely notice to our Senior Vice President, General Counsel and Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Senior Vice President, General Counsel and Secretary within the time periods described above under "What is the deadline to propose actions for consideration at next year's annual meeting of stockholders or to nominate individuals to serve as directors?" for stockholder proposals that are not intended to be included in our proxy statement.

        Where can I find a copy of STR's Bylaws?    A copy of our Bylaws is available in the Investor Relations section of our website at www.strholdings.com. You may also contact our Senior Vice President, General Counsel and Secretary at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Available Information

        STR stockholders are invited to visit the "Corporate Governance" portion of our corporate website located at www.strholdings.com on the "Investor Relations" page under the link "Corporate Governance". At this page, we have provided copies of the following documents:

  •
  Charter of the Audit Committee

  •
  Charter of the Compensation Committee

  •
  Charter of the Nominating and Corporate Governance Committee

  •
  Certificate of Incorporation

  •
  Bylaws

  •
  Corporate Governance Guidelines

  •
  Code of Business Conduct and Ethics

  •
  Code of Ethics for the CEO, CFO and Other Senior Officers

  •
  Regulation FD Policy

  •
  Related Person Transaction Policy

  •
  Complaint Procedures for Accounting and Auditing Matters

        Information contained on any of the Company's websites is not deemed to be a part of this proxy statement.

        The Company is subject to the reporting requirements of the Securities Exchange Act of 1934 and files an Annual Report on Form 10-K with the SEC, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other required reports and information. Additional copies of the 2012 Annual Report on Form 10-K filed by the Company, including the financial statements and schedule, but without exhibits, will be mailed to any stockholder upon written request without charge. The exhibits are obtainable from the Company upon payment of the reasonable cost of copying such exhibits. Stockholders may request this information by phone at 860-758-7325, by e-mail to investorinfo@strholdings.com, or by mail to Joseph C. Radziewicz, Investor Relations, STR Holdings, Inc., 1699 King Street, Suite 400, Enfield, CT 06082.

CORPORATE GOVERNANCE

Overview

        STR is committed to maintaining the highest standards of business conduct and corporate governance which we believe are essential to running our business efficiently, serving our stockholders well and maintaining our integrity in the marketplace. We have adopted a code of business conduct and ethics for directors, officers and employees, known as the STR Code of Business Conduct and Ethics. We have also adopted Corporate Governance Guidelines, which, in conjunction with our certificate of incorporation, Bylaws and board committee charters, form the framework for STR's corporate governance. The STR Code of Business Conduct and Ethics and our Corporate Governance Guidelines are available at www.strholdings.com on the "Investor Relations" page under the link "Corporate Governance". Any amendments to the STR Code of Business Conduct and Ethics, or any waivers of its requirements, will be disclosed on our website.

Board Leadership Structure

        The Company's corporate governance documents provide our Board of Directors ("Board") with flexibility to select the appropriate leadership structure for the Company. In making leadership structure determinations, the Board considers many factors, including specific needs of the business and what is in the best interest of the Company's stockholders.

        Our leadership structure changed on July 18, 2012. Mr. Dennis L. Jilot retired as Executive Chairman of the Company and currently serves as Chairman of the Board of Directors. Ryan M. Sprott did not seek re-election at the Company's annual meeting of stockholders in May 2012 due to time constraints associated with other business commitments. In addition, Dr. Uwe Krueger is not seeking re-election at the Company's upcoming annual meeting of stockholders in May 2013 due to time constraints with other business commitments. Each of Mr. Sprott's decision to not seek re-election and Dr. Krueger's decision not to seek re-election did not involve a disagreement with the Company or any matter relating to the Company's operations, policies and or practices. The Company's Nominating and Corporate Governance Committee recommended to the Board that each such directorship not be filled due to the recent reduction in the size of the Company's business.

        STR's leadership structure also includes an independent director serving as the Lead Director and strong, active, independent directors. Each of the standing committees of the Board is chaired by an independent director and each of our standing committees is comprised entirely of independent directors under NYSE rules. The audit committee is comprised of three directors, all of whom are independent in accordance with the NYSE and SEC rules applicable to audit committee members. The Board believes this structure provides very well-functioning and effective balance between strong Company leadership and appropriate safeguards and oversight by independent directors.

Board Structure and Committee Composition

        Composition.     Our business and affairs are managed under the direction of our Board. Our Bylaws provide that our Board will consist of between three and fifteen directors. Our Board is currently composed of nine directors, but will consist of eight directors following the 2013 Annual Meeting of Stockholders. Each of our executive officers has been appointed by our Board and will serve until his or her successor is duly appointed and qualified.

        Independence.     Our Board affirmatively determined that Messrs. Brown, Chiste, Janitz, Krueger, Leitch, Schiano and Ms. Schnabel are independent directors under the applicable rules of the NYSE and that Messrs. Brown, Leitch and Schiano are also independent directors as such term is defined in Rule 10A-3(b)(1) under the Exchange Act.

         Lead Director.     Annually, the Board shall appoint from among its independent members an individual to serve as Lead Director. Susan C. Schnabel currently serves as our Lead Director. The Lead Director performs the following roles and functions:

  •
  serve as a member of the nominating and corporate governance committee;

  •
  serve as Chair of the Board's executive sessions of independent directors;

  •
  oversee the Board's annual self-evaluation;

  •
  consult with each committee with respect to its annual evaluations;

  •
  provide counsel to the President and CEO, including provision of appropriate feedback regarding effectiveness of Board meetings, and otherwise as needed or requested; and

  •
  such other responsibilities as the Board may delegate from time to time.

        Executive Sessions of Independent Directors.     The independent directors of the Board will hold at least two regularly scheduled executive sessions each year without non-independent directors present, with the Lead Director presiding as Chair.

        Director Qualification Standards.     The Board is responsible for selecting its own members and in recommending them for election by the stockholders. Stockholders may also nominate directors in accordance with the Company's Bylaws. The nominating and governance committee considers recommendations for Board candidates submitted by stockholders using the same criteria it applies to recommendations from the committee, directors or members of management. Stockholders may submit recommendations by providing the person's name and appropriate background and biographical information in writing to the Senior Vice President, General Counsel and Secretary of STR at: 1699 King Street, Suite 400, Enfield, Connecticut 06082.

        The Board delegates the screening process involved to the nominating and corporate governance committee, which considers candidates to fill newly created directorships or vacancies on the Board, and then consults with the President and CEO after which it provides recommendations to the full Board. These recommendations are reviewed and approved by the full Board before an invitation is extended to the candidate.

        The nominating and corporate governance committee is responsible for reviewing with the Board, on an annual basis, the appropriate criterion that directors are required to fulfill, including the specific experience, qualifications, attributes and skills in light of the Company's business and structure. The Board seeks directors with diverse business and relevant professional backgrounds, relevant technical skills, industry knowledge and experience, financial expertise, local or community ties and minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company's business and industry, independence of thought and an ability to work collegially, and such other skills and experience as will enhance the Board's ability to serve the best interests of STR and its stockholders. The nominating and corporate governance committee also may consider the extent to which the candidate would fill a present need on the Board. The invitation to join the Board is extended by the Board via the Chairman of the Board and the Chairman of the nominating and corporate governance committee. The Board does not believe it should establish term limits for directors.

        Confidentiality Agreements.     In August 2012, the Board approved the adoption of a policy addressing the protection of confidential information by members of the Board. Specifically, the policy requires Board members to keep confidential certain Company information as well as certain information disclosed during Board meetings or other Board deliberations. In connection with such policy, directors were required to sign contingent resignation letters which resignation may be accepted by the Board in the event it is determined that a member of the Board has breached the Company's confidentiality policy.

        Board Diversity.     The Board seeks a diverse group of candidates who at a minimum possess the background, skills, expertise and time to make a significant contribution to the Board, the Company and its stockholders. The nominating and corporate governance committee makes recommendations to the Board concerning the composition of the Board and its committees including size and qualifications for membership. The nominating and corporate governance committee evaluates prospective nominees against the standards and qualifications set forth in the Company's Corporate Governance Guidelines, as well as other relevant factors as it deems appropriate, including: the need for the Board, as a whole, to be diverse and consist of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise, local or community ties and minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company's business and industry, independence of thought and an ability to work collegially. The nominating and corporate governance committee also may consider the extent to which the candidate would fill a present need on the Board.

        Our directors and nominating and corporate governance committee consider these criteria each year as they determine the slate of directors to recommend to the Board for election at our annual meeting and also consider these criteria each time a new director is recommended for election to the Board. The Board believes that its implementation of this policy is effective in considering the diversity of the members of the Board. Each of our Board members possesses the appropriate skills in general finance, strategic planning, corporate governance and leadership. The following table lists the specialized talents that each of our directors provides to the Board as a whole.

Summary of Skills of Directors	Jilot	Brown	Chiste	Janitz	Krueger	Leitch	Schiano	Schnabel	Yorgensen
Senior executive experience (CEO or COO)	X	X	X	X	X		X		X
Solar energy industry experience	X	X			X				X
General management experience	X	X	X	X	X	X		X	X
Significant international experience	X			X	X	X	X	X	X
High level of financial literacy		X	X		X	X	X	X
Prior public company board experience			X	X	X	X	X	X

        Director Elections.     In accordance with the Company's Bylaws, if none of our stockholders provides the Company notice of an intention to nominate one or more candidates to compete with the Board's nominees in an election for directors, or if our stockholders have withdrawn all such nominations not later than the day before the Company mails its notice of meeting to our stockholders, a director election is not "contested" and a majority voting standard applies, whereby a nominee must receive more votes cast for than against his or her election or re-election in order to be elected or re-elected to the Board. For purposes of this policy, the term "votes cast" includes votes to withhold authority and excludes abstentions with respect to that director's election. The policies of the Company with respect to a failure to receive the required vote in an uncontested election are as follows:

  •
  the Board shall nominate for election or re-election as director only candidates who agree to tender, promptly following the meeting at which they are elected or re-elected as director, irrevocable resignations that will be effective upon (i) the failure to receive the required vote at the next meeting at which they face re-election and (ii) Board acceptance of such resignation.

  •
  in addition, the Board shall fill director vacancies and new directorships only with candidates who agree to tender, promptly following their appointment to the Board, the same form of resignation tendered by other directors described above.

  •
  if an incumbent director fails to receive the required vote for re-election, the nominating and corporate governance committee will act on an expedited basis to determine whether to accept the director's resignation and will submit such recommendation for prompt consideration by the Board. The Board expects the director whose resignation is under consideration to abstain from participating in any direction regarding that resignation. The nominating and corporate governance committee and the Board may consider any factors they deem relevant in deciding whether to accept a director's resignation, including the director's qualifications, the director's past and expected future considerations to the Company, the overall composition of the Board and whether accepting the tender resignation would cause the Company to fail to meet any applicable rule or regulation (including securities exchange listing requirements and federal securities laws). The Board will act on the tender resignation, and publicly disclose its decision and rationale, within 90 days following certification of the stockholder vote, in a press release and through the filing of a Form 8-K with the SEC.

  •
  if no directors receive the requisite vote in an uncontested election, the incumbent Board will nominate a new slate of director candidates and hold a special meeting for the purpose of electing those nominees within 180 days after the certification of the stockholder vote unless the incumbent directors determine that holding such election is not in the best interests of the Company and its stockholders. If such a special meeting is held in accordance with the preceding sentence, the incumbent directors shall resign with their resignations to be effective at the time that new directors are elected and qualified.

        The foregoing policies are subject to change if the directors believe changes to the policy are in the best interests of the Company and its stockholders.

        Communications with Directors.     Interested persons may communicate directly with any director, the independent directors as a group or the Board as a whole by sending such communication by fax, telephone or regular mail to the Company, attention: Senior Vice President, General Counsel and Secretary, who will forward the communication to the intended recipient. Communications may also be sent via electronic mail to the following e-mail address: STR.Board@strholdings.com, which is accessible via a link at the Company's corporate website. Such communications may also be forwarded to them by mail in a sealed envelope addressed to an individual director, the non-management directors or the Board c/o the Company's Senior Vice President, General Counsel and Secretary. The Senior Vice President, General Counsel and Secretary will deliver the envelope unopened (1) if addressed to a director, to the director, (2) if addressed to the Board, to the Chairman of the Board who will report thereon to the Board, or (3) if addressed to the non-employee directors, to the Lead Director who will report thereon to the non-employee directors.

        Selection of Chairman and CEO.     The Board will determine whether the positions of Chairman and CEO should be held by the same person based on what it reasonably determines to be in the Company's best interests at a given point in time. Therefore, the Board does not have a policy on whether or not the role of the Chairman and CEO should be separate and, if it is to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. Mr. Jilot retired as our Executive Chairman on July 18, 2012 and was appointed to serve the Company as Chairman of the Board. Since January 1, 2012, the Company has operated with separate Chairman and CEO roles.

        Committees of the Board.     Our Board has the authority to appoint committees to perform certain management and administration functions. Our Board has three committees: the audit committee, the compensation committee and the nominating and corporate governance committee. Each Board committee operates pursuant to a written charter. Copies of the committee charters are available on the Investor Relations section of STR's website at www.strholdings.com on the "Corporate Governance" page under the respective committee charter links.

        The following table shows the membership of these committees:

Name	Audit	Compensation	Nominating and Corporate Governance	Strategic Transaction
Dennis L. Jilot
Scott S. Brown	X
Robert M. Chiste		X	X
John A. Janitz		X, Chair
Dr. Uwe Krueger(1)			X
Andrew M. Leitch	X, Chair			X
Dominick J. Schiano	X			X
Susan C. Schnabel		X	X, Chair	X
Ryan M. Sprott(2)		X
Robert S. Yorgensen

(1)
Dr. Uwe Krueger is not seeking re-election at our 2013 annual meeting of stockholders.

(2)
Ryan M. Sprott did not seek re-election at our 2012 annual meeting of stockholders.

        The composition of each committee is reviewed annually by the nominating and corporate governance committee and it may rotate our directors' committee seats as applicable to ensure appropriate skill sets and obtain diverse perspectives.

        Audit Committee.     Our audit committee consists of Messrs. Leitch, Brown, and Schiano, with Mr. Leitch serving as Chair of the audit committee. The audit committee has responsibility for, among other things:

  •
  overseeing management's maintenance of the reliability and integrity of our accounting policies and financial reporting processes, our disclosure practices and the audits of our financial statements;

  •
  overseeing management's establishment and maintenance of processes to assure that an adequate system of internal control is functioning;

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  overseeing management's establishment and maintenance of processes to assure our compliance with all applicable laws, regulations and corporate policy;

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  engaging independent counsel and other advisers as the audit committee deems necessary;

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  reviewing our annual and quarterly financial statements prior to their filing and prior to the release of earnings;

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  reviewing and assessing the adequacy of a formal written charter on an annual basis;

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  preparing the audit committee report required by SEC rules to be included in our annual report;

  •
  reviewing and approving all related person transactions for potential conflict of interest situations on an ongoing basis;

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  determining compensation of and reviewing the performance of the independent accountants and appointing or terminating the independent accountants and considering and approving, in advance, any non-audit services proposed to be performed by the independent accountants; and

  •
  handling such other matters that are specifically delegated to the audit committee by our Board from time to time.

        Our Board affirmatively determined that Messrs. Leitch, Brown, and Schiano meet the definition of "independent directors" for purposes of serving on an audit committee under applicable SEC and

NYSE rules. In addition, our Board has determined that each member of our audit committee is financially literate and Mr. Leitch qualifies as our "audit committee financial expert". Mr. Leitch currently serves on the audit committee of three public companies (including us).

        Compensation Committee.     Our compensation committee consists of Ms. Schnabel and Messrs. Janitz and Chiste, with Mr. Janitz serving as Chair. The compensation committee has responsibility for, among other things:

  •
  reviewing and approving the engagement of compensation consultants to provide advice on executive or director compensation and review the nature of other services provided;

  •
  recommending to our Board for consideration the compensation and benefits of our executive officers and key employees;

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  monitoring and reviewing our compensation and benefit plans;

  •
  administering our stock and other incentive compensation plans and programs and preparing recommendations and periodic reports to the Board concerning these matters;

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  recommending to our Board with respect to the frequency of say-on-pay;

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  reviewing risks relating to the Company's compensation policies and practices;

  •
  preparing the compensation committee report required by SEC rules to be included in our annual report;

  •
  preparing recommendations and periodic reports to the Board as appropriate; and

  •
  handling such other matters that are specifically delegated to the compensation committee by our Board from time to time.

        Compensation Committee Interlocks and Insider Participation.     None of our executive officers serves, or in the past year has served, as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board or compensation committee. No interlocking relationship exists between any member of the compensation committee (or other committee performing equivalent functions) of any other company.

        Nominating and Corporate Governance Committee.     Our nominating and corporate governance committee consists of Ms. Schnabel and Mr. Chiste and Dr. Krueger, with Ms. Schnabel serving as Chair. It is anticipated that an existing independent member of the Board will replace Dr. Krueger on the nominating and corporate governance committee following the annual meeting of stockholders. The nominating and corporate governance committee has responsibility for, among other things:

  •
  recommending persons to be selected by our Board as nominees for election as directors and to fill any vacancies on the Board;

  •
  reviewing annually Board composition, including independence, judgment, business specialization, technical skills, diversity and other desired qualities;

  •
  considering and recommending to our Board qualifications for the position of director and policies concerning the composition of the Board;

  •
  monitoring our performance in meeting our obligations of fairness in internal and external matters and our principles of corporate governance;

  •
  considering and recommending to our Board other actions relating to corporate governance; and

  •
  handling such other matters that are specifically delegated to the nominating and corporate governance committee by our Board from time to time.

        Strategic Transaction Committee.     Our strategic transaction committee consists of Ms. Schnabel and Messrs. Leitch and Schiano. The strategic transaction committee has responsibility for, among other things:

  •
  to receive, review, analyze and make recommendations to the Board regarding potential transactions involving the possible sale of the Company's business or other strategic transactions;

  •
  to disclose, or direct the officers of the Company to disclose, to potential counterparties and its representatives, subject to appropriate confidentiality arrangements, such confidential information of the Company as the Committee deems appropriate;

  •
  to direct the officers of the Company to negotiate on behalf of the Company the terms and conditions of potential transactions with applicable parties;

  •
  to direct the officers of the Company to negotiate definitive agreements, subject to final Board approval, with respect to potential transactions if the Committee determines that a potential transaction is in the best interests of the Company and its stockholders;

  •
  to make a recommendation to the Board at the appropriate time as to whether the Committee finds that a potential transaction is in the best interests of the Company and its stockholders;

  •
  to select and retain, on behalf and at the expense of the Company, legal counsel to assist the Committee, the Board and the Company in connection with a potential transaction;

  •
  to select and retain, on behalf and at the expense of the Company, independent financial advisors to assist the Committee and the Board in their review and consideration of a potential transaction and advise the Committee and the Board as to the fairness, from a financial point of view to the stockholders of the Company, of the terms of a potential transaction, and if required or deemed appropriate, to deliver a written opinion as to the fairness of a potential transaction;

  •
  to select and retain, on behalf and at the expense of the Company, such other independent professional advisors as the Committee may determine is appropriate in connection with the exercise of its authority; and

  •
  to take such further action as the Committee may determine to be necessary or advisable in order to carry into effect the purpose of the Committee.

        Director Attendance.     In 2012, the full Board met (4) times; the audit committee met (8) times, the compensation committee met (4) times and the nominating and corporate governance committee met (6) times. Directors are strongly encouraged, but not required, to attend the annual meeting of stockholders. At our 2012 annual meeting of stockholders, all directors serving at the time were present. All of the directors attended at least 75% of the total of all the meetings of the Board and Board committees on which he or she served during fiscal year 2012.

        Nomination of Director Candidates.     The Board is responsible for selecting director candidates and recommending them for election by stockholders. The Board delegates the screening process involved to the nominating and corporate governance committee which considers candidates in light of the qualification standards and Board diversity objectives discussed above under the headings "Director Qualification Standards" and "Board Diversity". The Board's policy is that all director candidates, including those who may be recommended to the Board by STR's stockholders, will be evaluated on the same basis.

 Board's Role in Risk Oversight

        Our Board has discussions with the Company's management to understand opportunities and threats to the Company's objectives and long-term vitality. Such discussions entail a detailed review of the current business environment, financial results and the overall competitive landscape. The Board also discusses with management, the Company's policies and procedures regarding risk assessment, risk appetite and overall risk management. The Board also discusses the processes management has established to monitor, manage and communicate such exposures.

        Risk management is an integral part of Board and committee deliberations throughout the year. As a part of its oversight function, the Board monitors how management manages the Company including its enterprise risk management program. When making any decisions and approving strategies the Board considers, among other things, the risks and vulnerabilities the Company faces, including operational and regulatory risks, their relative magnitude and management's plan for mitigating these risks. The audit committee considers risk issues associated with the Company's overall financial reporting, disclosure process and legal compliance. In addition to its regularly-scheduled meetings, the audit committee meets with the Vice President, Chief Financial Officer and Chief Accounting Officer, the Chief Compliance and Internal Audit Director and the independent registered public accounting firm in executive sessions at least quarterly. The nominating and corporate governance committee discusses legal compliance risks and issues at its regularly-scheduled meetings and meets with the outside legal counsel and officers of the Company during such meetings. The Board reviews the primary operational and regulatory risks facing the Company, their relative magnitude and management's plan for mitigating these risks. In addition, the Board discusses risks related to the Company's business strategy at periodic strategic planning meetings and at other meetings as appropriate. During each quarterly Board meeting, the President and CEO presents STR's corporate strategy to the Board. Each element of the corporate strategy includes a risk assessment related to the successful obtainment of such objectives, both on an inherent risk and residual risk basis along with management controls mitigating such risks and identified recent and future management actions to turn identified risks into opportunities. The Board assesses such risks and provides insight and feedback to management in relation to its process for identifying, monitoring and addressing risks as well as on its progression on reaching corporate objectives and its overall enterprise risk management program.

        We determined our current Board leadership structure is appropriate and helps ensure proper risk oversight for the Company for a number of reasons, the most significant of which are the following:

  •
  At the moment, our Chairman and CEO positions are separated. The Chairman's role allows for productive meetings given his previous experience serving as Executive Chairman and as President and Chief Executive Officer and provides continuity through the transition in our leadership structure. His prior experience with the Company's operations and continued service on the Board makes him best positioned to lead productive board meetings and determine the time allocated to each agenda item in discussions of the Company's short- and long-term objectives.

  •
  Our Board structure provides strong oversight by independent directors and, in addition, a majority of our operations are subject to extensive regulation. Our Lead Director's responsibilities include leading executive sessions of the independent members of the Board during which our independent directors meet without management.

  •
  Recognizing there may be a circumstance where a stockholder or other interested party's interest should be represented independent of management, a key responsibility of the Lead Director is to receive, review and, where necessary, act upon direct communications from stockholders and other interested parties.

DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES

Director Compensation

        It is STR's policy to set the compensation of directors for their service on the Board and its Committees (which may include equity awards under the Company's 2009 Equity Incentive Plan) in a manner that is designed to attract, retain and motivate highly-qualified candidates for director, and to be broadly comparable with those companies which STR considers to be its peers in the industries in which it operates. Directors who are also employees of STR do not receive any compensation for their service as directors of STR. Director Compensation, including compensation for committee service, is reviewed annually by the compensation committee, which makes such recommendations to the Board with respect thereto as it deems appropriate.

Retainer and Meeting Fees

        Directors who are our employees or employees of our subsidiaries or affiliated with DLJMB will not receive compensation for their service as members of either our Board or Board committees.

        In 2012, all other non-employee directors not affiliated with DLJMB were paid:

  •
  a base annual retainer of $50,000 in cash;

  •
  an annual payment of $50,000 in cash to the Chairman of the Board, $25,000 in cash to the Chair of our audit committee, and an annual retainer of $10,000 in cash to each director who is the Chair of a committee, other than our audit committee;

  •
  shares of our common stock having a fair market value of $45,000; such shares are issued annually following the annual meeting of stockholders and vest upon the earlier of (i) the first anniversary of the date of issuance or (ii) the day before the date of the next annual meeting of stockholders; and

  •
  a fee of $2,000 in cash for each regularly scheduled quarterly Board and committee meeting attended.

        We also reimbursed all directors for reasonable expenses incurred to attend meetings of our Board or committees. Effective July 18, 2012, Mr. Jilot retired as Executive Chairman of the Company. He is serving as the Chairman of the Board of the Company. He continues to receive the medical benefits being provided to him during his employment with the Company.

        Commencing as of January 1, 2013, we compensate our directors as set forth above, but in lieu of payment of a base annual retainer of $50,000 in cash, we issue shares of our common stock to each such director having an aggregate fair market value of $52,500. Such shares are issued quarterly in arrears and vest immediately upon issuance.

Stock Ownership Guidelines for Directors

        The Company's stock ownership guidelines for its non-employee directors set a target in the amount of six times his or her annual cash retainer. This stock ownership target is intended to be met within five years from the date the guideline was adopted in 2010.

        In connection with our initial public offering in 2009, each of Messrs. Brown, Janitz, Leitch and Schiano received 10,000 shares of restricted stock with a fair value equal to $100,000, and such stock vests annually in equal installments over four years. Mr. Chiste and Dr. Krueger joined our Board in August 2010 and were granted 4,109 shares of restricted stock with a fair value equal to $100,000, and such stock vests annually in equal installments over four years. Ryan Sprott did not seek re-election at the 2012 meeting of stockholders and his unvested shares accelerated and vested at that time. Dr. Uwe Krueger has decided not to seek re-election at the upcoming Board meeting and his unvested shares will accelerate and vest at that time. Each of Mr. Sprott's decision to not seek re-election and Dr. Krueger's decision not to seek re-election were due to time constraints associated with other business commitments and did not involve a disagreement with the Company or any matters relating to the Company's operations, policies and or practices. In each case the nominating and corporate governance committee recommended to the Board that the directorship not be filled due to the reduction in the size of the Company's business. See "—Securities Ownership of Certain Beneficial Owners and Management".

Pledging and Hedging Shares Policy

        The Company prohibits directors from entering into hedging transactions related to the Company's common stock. In addition, pledging of the Company's securities in connection with a loan is restricted unless an exception is granted to a person who clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities. The Company has not previously granted an exception to this prohibition nor does it expect to in the future.

Director Compensation Table

        The following table sets forth all director compensation information for the year ended December 31, 2012.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)		Total Compensation
Scott S. Brown	$66,000	$25,399		$91,399
Robert M. Chiste	$72,000	$34,647		$106,647
John A. Janitz	$73,500	$25,399		$98,899
Dr. Uwe Krueger	$64,000	$34,647		$98,647
Dennis L. Jilot	$48,717	$39,207	(3)	$87,924
Andrew M. Leitch	$91,000	$25,399		$116,399
Dominick J. Schiano	$66,000	$25,399		$91,399
Susan C. Schnabel	$—	$—		$—
Ryan M. Sprott(4)	$19,000	$—		$19,000
Robert S. Yorgensen	$—	$—		$—

(1)
Represents the aggregate grant date fair value of restricted stock awards computed in accordance with FASB ASC Topic 718 as of the grant date. For purposes of the table above, the effects of estimated forfeitures are excluded.

(2)
The total stock ownership of these directors (other than Mr. Sprott) can be found on page 58 of this proxy statement. See "Securities Ownership of Certain Beneficial Owners and Management".

(3)
Represents the fair value of restricted shares awarded to Mr. Jilot after he retired as the Executive Chairman of the Board and continued as the Chairman of the Board effective July 18, 2012.

(4)
Mr. Sprott did not seek re-election at the Company's Annual Meeting of Stockholders held on May 22, 2012.

PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Directors Elected Annually

        STR's directors are elected each year by the stockholders at the annual meeting. On the recommendation of the nominating and corporate governance committee, the Board has nominated the eight directors named below for election as directors this year. Each director's term will last until the 2014 annual meeting of stockholders or until he or she is succeeded by another director who has been elected.

Director Nominee Experience and Qualifications

        The Board annually reviews the appropriate skills and characteristics required of directors in the context of the current composition of the Board, our operating requirements and the long-term interests of our stockholders. The Board believes that its members should possess a variety of skills, professional experience and background in order to effectively oversee our business. In addition, the Board believes that each director should possess certain attributes, as reflected in the Board's membership criteria described below.

        STR's Corporate Governance Guidelines contain the current Board membership criteria under the headings "Director Qualification Standards" and "Board Diversity" that apply to nominees recommended for a position on the Board. Under those criteria, members of the Board should have the highest professional and personal ethics and values, consistent with the longstanding STR values and standards. They should have broad experience at the policy-making level in business, government, education, technology or public service. They should be committed to enhancing stockholder value and have sufficient time to carry out their duties and provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform all director duties responsibly. Each director must represent the interest of all stockholders of STR. Although the Board uses these and other criteria as appropriate to evaluate potential nominees, it has no stated minimum criteria for nominees.

        STR stockholders may recommend director candidates for consideration by the nominating and corporate governance committee. If a stockholder wishes to recommend a candidate for consideration by the nominating and corporate governance committee, the stockholder should provide the candidate's name and qualifications for membership on our Board, as well as the information specified in Article II, Section 10 of our Bylaws with respect to the candidate, to the Senior Vice President, General Counsel and Secretary at the address set forth in the Questions and Answers section of this proxy statement.

Information about the Nominees for Election to the Board

        The following information is furnished with respect to each nominee for election as a director. All of the nominees currently are serving as directors. If a nominee is unavailable to serve as a director, your proxies may vote for another nominee proposed by the Board, or the Board may reduce the number of directors to be elected at the annual meeting. The ages of the nominees are as of March 19, 2013.

        The Board believes that all the nominees named below are highly qualified and have the skills and experience required for effective service on the Board. The biographies of each of the nominees and continuing directors below contain information regarding the person's service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the nominating and corporate governance committee and the Board to determine that the person should serve as a director for the Company in 2013.

Dennis L. Jilot, 65, has been our Chairman of the Board of Directors since 2002. From January 1, 2012 through July 17, 2012, Mr. Jilot served as our Executive Chairman. Previously, he served as our President and Chief Executive Officer from 1997 through 2011. Mr. Jilot has been a director since 1997. Prior to joining us, Mr. Jilot was Executive Vice President of Corning Clinical Laboratories, President and Chief Executive Officer of Corning Nichols Institute and President and Chief Operating Officer of MetPath Incorporated. Mr. Jilot holds a B.S. from the University of Wisconsin at Stevens Point and completed the Executive M.B.A. program at the University of Virginia Darden School of Business.

Mr. Jilot was selected to serve on our Board in light of his substantial experience as our Chairman, President and Chief Executive Officer, his long history of senior executive leadership positions at other large companies, his in-depth understanding of our business and the markets in which we compete and the continuity his service provides to our Board as a whole.

Scott S. Brown, 56, has served on our Board since our initial public offering in November 2009. Mr. Brown is the Chief Executive Officer and Managing Partner of New Energy Capital Partners and manager of NEC Cleantech Infrastructure Fund LP, which invests in, owns and operates renewable energy and distributed generation projects. He has held similar positions in predecessor companies since 2004. Between 2001 and December 2003, Mr. Brown was Chief Executive Officer of Sinclair Brown Associates, a management and investment consulting firm. Previously, Mr. Brown was on the founding management team of Solar Cells, Inc. (the predecessor company of First Solar) and President and Chief Executive Officer of Glasstech Solar, Inc., a manufacturer of semiconductor equipment for the photovoltaic industry. Between 1998 and 2005, Mr. Brown was a member of the National Advisory Board of the National Renewable Energy Laboratory. He holds a B.A. from Dartmouth College and a J.D. from Harvard Law School.

Mr. Brown was selected to serve on our Board in light of his extensive experience in the fields of renewable energy, corporate governance and project development, his experience as a well-known industry speaker for clean energy and his in-depth understanding of the solar business and the markets in which we compete.

Robert M. Chiste, 65, has served on our Board since August 2010. Mr. Chiste is an Executive in Residence with the Silicon Valley venture capital firm El Dorado Ventures, where he has led the firm's cleantech activities. He is also Principal of Sorfina Capital focusing on early stage cleantech, oil field services and bio-technology companies. He served as Chairman, President and CEO of Comverge, Inc. (NASDAQ: COMV) from 2001 until his retirement in 2009. As a private investor, he co-founded technology systems management solutions provider TriActive, Inc., on-demand fuel industry software provider FuelQuest, Inc., and internet industrial products auction company iMark, Inc. Mr. Chiste was Vice Chairman, President and CEO of publicly-traded Allwaste, Inc., and was founder, President and CEO of American National Power, Inc., a subsidiary of Transco Energy Company. Mr. Chiste currently serves on the board of directors of three private companies, REGEN Energy, AisRe and Enbala Power Systems. Mr. Chiste received a B.A. from the College of New Jersey and J.D. and M.B.A. degrees from Rutgers University.

Mr. Chiste was selected to serve on our Board in light of his sound knowledge of renewable energy, and extensive experience serving as CEO and as a director of several public companies.

John A. Janitz, 70, has served on our Board since June 2007. Mr. Janitz is Chairman and Co-Founding Partner at Evergreen Capital Partners LLC, an investment firm that provides advisory services to and co-invests with private equity firms under exclusive contractual arrangements, and is affiliated with The Gores Group where Mr. Janitz is responsible for sourcing investment opportunities, and providing strategic, operational and financial guidance to the firm with respect to portfolio company investments in the industrial sector. Evergreen had provided these services to DLJ Merchant Banking Partners from March 2007 to April 2010 and TowerBrook Capital Partners L.P. from May 2010 to September 2011. From October 2003 to March 2007, he served as Co-Managing Principal for Questor Management Company, a turnaround capital investment firm based in Michigan. Mr. Janitz engaged in various advisory and consulting arrangements with several private equity firms from October 2001 until February 2003. Prior to joining Questor, from 1999 to 2001 Mr. Janitz was President and Chief Operating Officer of Textron, a NYSE-listed multi-industry company. Before Textron, Mr. Janitz was an Executive Vice President with TRW, a multinational company providing advanced technology products and services. In addition, he served as President of Wickes Manufacturing Company ("Wickes"), and held a number of key executive positions with Wickes' predecessor company, Gulf & Western Industries, Inc. Mr. Janitz serves as a director of two private companies, Global SFI Holdings and LLL Holdings. Mr. Janitz holds a B.S. from Villanova University, an M.B.A. from Eastern Michigan University and completed the Harvard Advanced Management Program.

Mr. Janitz was selected to serve on our Board in light of his extensive experience serving as a director for both public and private companies, prior senior executive experience at large multinational organizations and his significant operational and strategic business expertise.

Andrew M. Leitch, 69, has served on our Board since our initial public offering in November 2009. Mr. Leitch was a senior partner with Deloitte & Touche LLP for over 27 years, last serving as the Vice Chairman of the Management Committee, Hong Kong from September 1997 through his retirement in March 2000. Mr. Leitch has served as a director, chairman of the board and member of the audit committee and compensation committees of Blackbaud Inc., and as a director and chairman of the audit committee of Cardium Therapeutics Inc. since February 2004 and August 2007, respectively. Mr. Leitch served as director and chairman of the audit committee of Aldila,  Inc. from May 2004 through February 2010 and a director of L&L Energy Inc. from February 2011 through August 2011. Mr. Leitch also serves as a director of various private companies. He is a Certified Public Accountant in the state of New York, and a Chartered Accountant in Ontario, Canada

Mr. Leitch was selected to serve on our Board in light of his extensive experience as a director of various public and private companies, serving as the chairman of certain boards and audit committees and as a member of certain compensation committees and governance committees, and his extensive understanding of U.S. and international financial accounting principles, systems of internal control and corporate governance principles.

Dominick J. Schiano, 58, has served on our Board since June 2007. He is President and Co-Founding Partner of Evergreen Capital Partners LLC. Evergreen provides advisory services and co-invests with private equity sponsors under exclusive contractual relationships and is affiliated with The Gores Group where Mr. Schiano is responsible for sourcing investment opportunities, and providing strategic, operational and financial guidance to the firm with respect to portfolio company investments in the industrial sector.
Evergreen has previously been engaged by TowerBrook Capital Partners where Mr. Schiano was a member of the Management Advisory Board and by DLJ Merchant Banking Partners, the Private equity arm of Credit Suisse where he held the position of Vice Chairman—Global Industrial Partners. Prior to forming Evergreen, Mr. Schiano served as a Managing Director and member of the Investment Committee of Questor Partners Funds. Previously, Mr. Schiano served in various executive roles at Textron Inc., including Executive Vice President and CFO of Textron Automotive, Executive Vice President and CFO of Textron Fastening Systems, Inc., and finally as Executive Vice President and General Manager of Textron Fastening Systems Inc. (Threaded Products Group). Prior to Textron, Mr. Schiano held senior positions at TRW Inc., where he was responsible for mergers and acquisitions, joint ventures, licensing, and strategic alliances. Prior to that, Mr. Schiano held progressively responsible finance, M&A and operating roles at Wickes Companies Inc., its predecessor, Gulf & Western Industries Inc. and Emerson Electric Company Inc.

Mr. Schiano also serves as a director and member of the compensation and governance committee of Material Sciences Corporation (NASDAQ:MASC), and two private companies, Sage Automotive Interiors, Inc. and National Envelope Inc. He is a member of the advisory board of Great Range Capital. Mr. Schiano attended Long Island University.
Mr. Schiano was selected to serve on our Board for his business acumen gained from significant experience as a senior executive in a variety of industries with responsibilities in the areas of general management, finance, mergers and acquisitions, operations and business strategy as well as his experience as a director on a number of public and private company boards.

Susan C. Schnabel, 51, has served on our Board since June 2007. Ms. Schnabel is the co-head of DLJ Merchant Banking Partners—Americas where she has served as a Managing Director since 1998. Ms. Schnabel joined Donaldson, Lufkin and Jenrette's Investment Banking Division in 1990. In 1997, she left Donaldson, Lufkin and Jenrette's Investment Banking Division to serve as Chief Financial Officer of PetSmart, Inc., a specialty retailer of pet products and supplies, and joined DLJ Merchant Banking Partners as a Managing Director in 1998. Ms. Schnabel served as a director of Pinnacle Gas Resources, Inc. from June 2005 to January 2011 and Rockwood Holdings, Inc. from August 2004 to January 2009, Total Safety USA from December 2006 to October 2011 and Den-Mat Holding, LLC from November 2007 to November 2011. Ms. Schnabel serves as a Director of Deffenbaugh Industries, Luxury Optical Holdings, Merrill Corporation, Summit Gas Resources, Inc., Neiman Marcus, Inc., Enduring Resources, LLC, Enduring Resources II, LLC, Laramie Energy II, LLC, Piceance Energy Holdings and Visant Holdings Corp. Ms. Schnabel received a B.S. from Cornell University and an M.B.A. from Harvard Business School.

Ms. Schnabel was selected to serve on our Board in light of her leadership, business experience, and experience serving as a director on 2 public and 11 private company boards in the past five years. She has extensive knowledge of various industries and significant expertise in corporate governance principles.

Robert S. Yorgensen, 49, has been our President and Chief Executive Officer and a director of our Board since January 2012. Prior to becoming our CEO, Mr. Yorgensen was the President of our Solar division since 2007 and has been employed with STR for 27 years. Mr. Yorgensen has held a variety of positions with us, including Extruded Products Manager and Senior Technical Specialist of Materials RD&E and Specialty Manufacturing, Technical Specialist of Materials RD&E and Specialty Manufacturing and Project Leader of Development Engineering and Specialty Manufacturing. He holds a Bachelor of Technology, Mechanical Engineering from the University of Connecticut and an A.S. from Hartford State Technical College.

Mr. Yorgensen was selected to serve on our Board in light of his substantial experience as President of STR Solar and his 26 year tenure with STR where he has made significant contributions to our research and development, process engineering, business development efforts and led our growth in the solar market.

Recommendation

        Our Board recommends a vote "FOR" the eight nominees for the Board of Directors.

PROPOSAL NO. 2:

APPROVAL OF AMENDMENT OF THE 2009 EQUITY INCENTIVE PLAN

        The Board of Directors is requesting that stockholders vote in favor of amending the 2009 Equity Incentive Plan (the "2009 Plan"). If this proposal is approved, 1.45 million additional shares will be added to the 2009 Plan to increase the total number of shares subject to the 2009 Plan to 6.2 million shares. We believe that this increase in shares will suffice for the 2009 Plan to continue for the foreseeable future.

        On February 11, 2013, the Board of Directors approved, subject to stockholder approval, an amendment of the 2009 Plan to increase the maximum number of shares of common stock available for issuance under the 2009 Plan by 1.45 million shares to a total of 6.2 million shares of our common stock. Approval of this amendment of the 2009 Plan requires the affirmative vote of a majority of the shares of the Company's common stock present in person or represented by proxy and entitled to vote on the proposal. It is the intention of the persons named as proxy holders to vote to approve the adoption of the amendment of the 2009 Plan. If stockholder approval is not received, the 2009 Plan will not be amended, and an increase in the number of authorized shares available for issuance under the 2009 Plan will not be implemented.

        The 2009 Plan is the sole active plan for providing equity incentive compensation to eligible employees and non-employee directors. The Board believes that amending our 2009 Plan is in the best interest of stockholders and the Company, as equity awards granted under the 2009 Plan help to attract, motivate, and retain talented employees and non-employee directors, align employee and stockholder interests, link employee compensation with Company performance, and maintain a culture based on employee stock ownership. Equity is a significant component of total compensation for our senior level employees. In addition, for 2013 the Board has suspended the payment of a $50,000 annual cash retainer to the non-employee directors in exchange for the issuance of shares of the Company's common stock having a fair market value of $52,500 which shares will be issued pursuant to the 2009 Plan.

        The Board is recommending the approval of an additional 1.45 million shares for the 2009 Plan. This increase is due to the substantial number of awards having been granted under the 2009 Plan in connection with the Company's initial public offering in November 2009 and since that time to our executive officer and directors.

        Our 2009 Plan share reservation is outlined in the table below.

 2009 Equity Plan Share Issuances and Cancellations

Millions
Initial shares authorized under the 2009 Plan	4,750,000
Shares/Options awarded during the year ended December 31, 2009	(3,535,685)
Shares/Options cancelled during the year ended December 31, 2009	—

Total shares available at December 31, 2009	1,214,315

Shares/Options awarded during the year ended December 31, 2010	(271,214)
Shares/Options cancelled during the year ended December 31, 2010	338,776

Total shares available at December 31, 2010	1,281,877

Shares/Options awarded during the year ended December 31, 2011	(254,110)
Shares/Options cancelled during the year ended December 31, 2011	11,321

Total shares available at December 31, 2011	1,039,088

Shares/Options awarded during the year ended December 31, 2012	(1,238,918)
Shares/Options cancelled during the year ended December 31, 2012	655,211

Total shares available at December 31, 2012	455,381

Shares/Options awarded during the three months ended March 31, 2013	—
Shares/Options cancelled during the three months ended March 31, 2013	—

Total shares available at March 31, 2013	455,381

Estimated shares (before cancellations) available as of May 2013	415,381 *

*
Includes the issuance of approximately 40,000 shares of common stock in April 2013 to members of the Board of Directors in lieu of quarterly cash retainer fees of $91,875 for the quarter ended March 31, 2013.

        Our long-term goal is to limit the average annual dilution from our equity programs to less than 2%. Dilution is total equity awards granted less cancellations, divided by total common shares outstanding at the beginning of the year. Over the past three years, the average annual dilution was approximately 1%. We manage our long-term dilution goal by limiting the number of equity awards that we grant annually, commonly referred to as burn rate. Burn rate differs from dilution, as it does not account for equity awards that have been cancelled. Over the past three years, our annual burn rate has also averaged approximately 1%. An additional metric that we use to measure the cumulative impact of our equity program is overhang (equity awards outstanding but not exercised, plus equity awards available to be granted, divided by total common shares outstanding at the end of the year. Over the past three years, our overhang has averaged approximately 11%.

        The following is a summary of the major features of the 2009 Plan, as amended, and is qualified in its entirety by reference to the form of the amended 2009 Plan, set forth as Exhibit A to this Proxy Statement.

2009 Equity Incentive Plan

        The 2009 Plan provides for grants of stock options, stock appreciation rights, restricted stock, dividend equivalents and other stock-based awards. Directors, officers and other employees of us and our subsidiaries, as well as others performing consulting or advisory services for us, are eligible for grants under the 2009 Plan. The purpose of the 2009 Plan is to provide incentives that will attract, retain and motivate highly competent officers, directors, employees and consultants by providing them with appropriate incentives and rewards either through a proprietary interest in our long-term success or compensation based on their performance in fulfilling their personal responsibilities.

        Administration.    The 2009 Plan provides for its administration by the compensation committee of our board of directors, any committee designated by our board of directors to administer the 2009 Plan or our board of directors. Among the committee's powers are to determine the form, amount and other terms and conditions of awards, clarify, construe or resolve any ambiguity in any provision of the 2009 Plan or any award agreement and adopt such rules, forms, instruments and guidelines for administering the 2009 Plan as it deems necessary or proper. All actions, interpretations and determinations by the committee or by our board of directors are final and binding.

        Shares Available.    Upon approval of the amendment of the 2009 Plan by the stockholders, there will be an aggregate of 6.2 million shares of our common stock subject to the 2009 Plan, subject to adjustments, of which approximately 4.33 million shares/options have been granted. In the event that any outstanding award expires, is forfeited, cancelled or otherwise terminated without consideration, shares of our common stock allocable to such award, including the unexercised portion of such award, shall again be available for the purposes of the 2009 Plan. If any award is exercised by tendering shares of our common stock to us, either as full or partial payment, in connection with the exercise of such award under the 2009 Plan or to satisfy our withholding obligation with respect to an award, only the number of shares of our common stock issued net of such shares tendered will be deemed delivered for purposes of determining the maximum number of shares of our common stock then available for delivery under the 2009 Plan.

        Eligibility for Participation.    Members of our board of directors, as well as employees of, and consultants to, us or any of our subsidiaries and affiliates are eligible to participate in the 2009 Plan. The selection of participants is within the sole discretion of the committee.

        Types of Awards.    The 2009 Plan provides for the grant of stock options, including incentive stock options and nonqualified stock options, collectively, "options", stock appreciation rights, shares of restricted stock, or "restricted stock", rights to dividend equivalents and other stock-based awards, collectively, the "awards". The committee will, with regard to each award, determine the terms and conditions of the award, including the number of shares subject to the award, the vesting terms of the award, and the purchase price for the award. Awards may be made in assumption of or in substitution for outstanding awards previously granted by us or our affiliates, or a company acquired by us or with which we combine.

        Award Agreement.    Awards granted under the 2009 Plan are evidenced by award agreements (which need not be identical) that may provide additional terms, conditions, restrictions and/or limitations covering the grant of the award, including, without limitation, terms providing for the acceleration of exercisability or vesting of awards in the event of a change of control or conditions regarding the participant's employment, as determined by the committee in its sole discretion; provided, however, that in the event of any conflict between the provisions of the 2009 Plan and any such award agreement, the provisions of the 2009 Plan shall prevail.

        Options.    Options granted under the 2009 Plan will enable the holder to purchase a number of shares of our common stock on set terms. Options are designated as either a nonqualified stock option or an incentive stock option. An option granted as an incentive stock option shall, to the extent it fails to qualify as an incentive stock option, be treated as a nonqualified option. None of us, including any of our affiliates or the committee, shall be liable to any participant or to any other person if it is determined that an option intended to be an incentive stock option does not qualify as an incentive stock option. Each option shall be subject to terms and conditions, including exercise price, vesting and conditions and timing of exercise, consistent with the 2009 Plan and as the committee may impose from time to time.

        The exercise price of an option granted under the 2009 Plan may not be less than 100% of the fair market value of a share of our common stock on the date of grant, provided the exercise price of an incentive stock option granted to a person holding greater than 10% of our voting power may not be less than 110% of such fair market value on such date. The committee will determine the term of each option at the time of grant in its discretion; however, the term may not exceed ten years (or, in the case of an incentive stock option granted to a ten percent stockholder, five years).

        Stock Appreciation Rights.    A stock appreciation right entitles the holder to receive, upon its exercise, the excess of the fair market value of a specified number of shares of our common stock on the date of exercise over the grant price of the stock appreciation right. The payment of the value may be in the form of cash, shares of our common stock, other property or any combination thereof, as the committee determines in its sole discretion. Stock appreciation rights may be granted alone or in tandem with any option at the same time such option is granted (a "tandem SAR"). A tandem SAR is only exercisable to the extent that the related option is exercisable and expires no later than the expiration of the related option. Upon the exercise of all or a portion of a tandem SAR, a participant is required to forfeit the right to purchase an equivalent portion of the related option (and vice versa). Subject to the terms of the 2009 Plan and any applicable award agreement, the grant price (which shall not be less than 100% of the fair market value of a share of our common stock on the date of grant), term, methods of exercise, methods of settlement, and any other terms and conditions of any stock appreciation right shall be determined by the committee. The committee may impose such other conditions or restrictions on the exercise of any stock appreciation right as it may deem appropriate.

        Restricted Stock.    The committee may, in its discretion, grant awards of restricted stock. Restricted stock may be subject to such terms and conditions, including vesting, as the committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares of our common stock. The committee shall require the participant to deliver a duly signed stock power, endorsed in blank, relating to shares of our common stock covered by such an award. The committee shall also require that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. Unless otherwise determined by the committee and set forth in the award agreement, a participant holding restricted stock will have the right to vote and receive dividends with respect to such restricted stock.

        Dividend Equivalents.    The committee may grant dividend equivalents based on the dividends declared on shares that are subject to any award. The grant of dividend equivalents shall be treated as a separate award. Such dividend equivalents shall be converted to cash or shares by such formula and at such time and subject to such limitations as may be determined by the committee. As determined by the committee, dividend equivalents granted with respect to any option or stock appreciation right may be payable regardless of whether such option or stock appreciation right is subsequently exercised.

        Other Stock-Based Awards.    The committee, in its sole discretion, may grant awards of shares of our common stock and awards that are valued, in whole or in part, by reference to, or are otherwise based on the fair market value of, such shares (the "other stock-based awards"). Such other stock-based awards shall be in such form, and dependent on such conditions, as the committee shall determine, including, without limitation, the right to receive one or more shares of our common stock (or the equivalent cash value of such stock) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Subject to the provisions of the 2009 Plan, the committee shall determine to whom and when other stock-based awards will be made, the number of shares of our common stock to be awarded under (or otherwise related to) such other stock-based awards, whether such other stock-based awards shall be settled in cash, shares of our common stock or a combination of cash and such shares, and all other terms and conditions of such awards.

        Transferability.    Except as provided by the terms of any applicable stockholders agreement or unless otherwise determined by the committee, an award shall not be transferable or assignable by a participant except in the event of his death (subject to the applicable laws of descent and distribution) and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against us or any of our subsidiaries or affiliates. Any permitted transfer of the awards to heirs or legatees of a participant shall not be effective to bind us unless the committee has been furnished with written notice thereof and a copy of such evidence as the committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the 2009 Plan and any award agreement.

        Stockholder Rights.    Except as otherwise provided in the applicable award agreement, a participant has no rights as a stockholder with respect to shares of our common stock covered by any award until the participant becomes the record holder of such shares.

        Adjustment of Awards.    Notwithstanding any other provision of the 2009 Plan, in the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares of our common stock, exchange of shares of our common stock, dividend in kind, extraordinary cash dividend, or other like change in capital structure (other than normal cash dividends) to our stockholders, or any similar corporate event or transaction, the committee, to prevent dilution or enlargement of participants' rights under the 2009 Plan, shall determine whether and the extent to which it should, in its sole discretion, as applicable, (a) substitute or adjust the number and kind of shares of stock or other securities that may be issued under the 2009 Plan, the number and kind of shares of our common stock or other securities subject to outstanding awards, and/or where applicable, the exercise price, base value or purchase price applicable to such awards; (b) grant a right to receive one or more payments of securities, cash and/or property (which right may be evidenced as an additional award under the 2009 Plan) in respect of any outstanding award; or (c) provide for the settlement of any outstanding award (other than a stock option or stock appreciation right) in such securities, cash and/or other property as would have been received had the award been settled in full immediately prior to such corporate event or transaction; provided, however, that in the case of an adjustment made in accordance with (b) or (c) above, the right to any securities, cash and/or property may be issued subject to the same vesting schedule as the outstanding award being adjusted; and provided, further, that any adjustment shall comply with Section 409A of the Code, to the extent applicable. Should the vesting of any award be conditioned upon our attainment of performance conditions, our board of directors may make such adjustments to the terms and conditions of such awards and the criteria therein to recognize unusual and nonrecurring events affecting us or in response to changes in applicable laws, regulations or accounting principles.

        In the event we are a party to a merger or consolidation or similar transaction (including a change of control), unless otherwise prohibited under applicable law or by the applicable rules and regulations of national securities exchanges or unless the committee determines otherwise in an award agreement, the committee is authorized (but not obligated) to make adjustments in the terms and conditions of outstanding awards, including, without limitation, the continuation or assumption of such outstanding awards under the 2009 Plan by us (if we are the surviving company or corporation) or by the surviving company or corporation or its parent; substitution by the surviving company or corporation or its parent of awards with substantially the same terms for such outstanding awards; accelerated exercisability, vesting and/or lapse of restrictions under all then outstanding awards immediately prior to the occurrence of such event, upon written notice, provided that any outstanding awards must be exercised, to the extent then exercisable, within fifteen days immediately prior to the scheduled consummation of the event, or such other period as determined by the committee (in either case contingent upon the consummation of the event) at the end of which period such awards shall terminate to the extent not so exercised within such period; and cancellation of all or any portion of outstanding awards for fair value (as determined in the sole discretion of the committee) which, in the case of options and stock appreciation rights, may equal the excess, if any, of the value of the consideration to be paid in the change of control transaction to holders of the same number of shares subject to such awards (or, if no such consideration is paid, fair market value of our shares of common stock subject to such outstanding awards or portion thereof being canceled) over the aggregate option price or grant price, as applicable, with respect to such awards or portion thereof being canceled.

        Amendment and Termination.    Our board of directors may amend, alter, suspend, discontinue or terminate the 2009 Plan or any portion thereof or any award (or award agreement) thereunder at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made (i) without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the 2009 Plan and (ii) without the consent of the participant, if such action would materially diminish any of the rights of any participant under any award granted to such participant under the 2009 Plan; provided, however, the committee may amend the 2009 Plan, any award or any award agreement in such manner as it deems necessary to permit the granting of awards meeting the requirements of applicable laws.

        Compliance with Code Section 409A.    To the extent that the 2009 Plan and/or awards are subject to Section 409A of the Code, the committee may, in its sole discretion and without a participant's prior consent, amend the 2009 Plan and/or awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (a) exempt the 2009 Plan and/or any award from the application of Section 409A, (b) preserve the intended tax treatment of any such award, or (c) comply with the requirements of Section 409A, Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date of the grant. The 2009 Plan shall be interpreted at all times in such a manner that the terms and provisions of the 2009 Plan and awards comply with Section 409A and any guidance issued thereunder. Neither we nor the committee has any obligation to take any action to prevent the assessment of any excise tax on any person with respect to any award under Section 409A, and none of us or any of our subsidiaries or affiliates, or any of our employees or representatives, has any liability to a participant with respect thereto.

        Effective Date.    The 2009 Plan became effective on November 6, 2009 and was amended as of                 , 2013.

        The Board of Directors recommends that you vote "FOR" the Amendment of the 2009 Equity Incentive Plan.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        The audit committee of the Board has appointed UHY LLP as the independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2013. From February 22, 2008 through March 21, 2013, PricewaterhouseCoopers LLP served as our independent registered public accounting firm and also provided certain tax and other audit-related services. See "Principal Accountant Fees and Services" below.

        Representatives of UHY LLP are expected to attend the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Vote Required

        Ratification of the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013 requires the affirmative vote of a majority of the shares of our common stock present at the annual meeting in person or by proxy and entitled to vote in the proposal. Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment of UHY LLP.

        Appointment of the Company's independent auditors is not required to be submitted to a vote of the stockholders of the Company for ratification. However, the audit committee has recommended that the Board submit this matter to the stockholders as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the audit committee will reconsider whether to retain UHY LLP and may retain that firm, or another, without resubmitting the matter to the Company's stockholders. Even if the appointment is ratified, the audit committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

Recommendation

        Our Board recommends a vote "FOR" the ratification of the appointment of UHY LLP as our independent registered public accounting firm for the year ending December 31, 2013.

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Named Executive Officers

        For 2012, our named executive officers were:

  •
  Dennis L. Jilot, Chairman, Executive Chairman (through July 18, 2012);

  •
  Robert S. Yorgensen, President and Chief Executive Officer;

  •
  Barry A. Morris, Executive Vice President and Chief Operating Officer (effective September 10, 2012) and Executive Vice President and Chief Financial Officer (through September 9, 2012);

  •
  Alan N. Forman, Senior Vice President, General Counsel and Secretary; and

  •
  Joseph C. Radziewicz, Vice President, Chief Financial Officer and Chief Accounting Officer (effective September 10, 2012).

Overview and Process

        Our compensation committee, which consists entirely of independent directors, has overall responsibility for evaluating and approving the compensation of our executive officers and overseeing and administering our executive compensation programs and initiatives. We expect that the specific direction, emphasis and components of our executive compensation program will continue to evolve in light of industry challenges and to maintain alignment of our compensation program with the interests of our stockholders.

        Actions taken since our initial public offering to better align our compensation program to our stockholders' interests include:

  •
  The compensation committee engaged Mercer LLC as compensation consultants to benchmark our executive compensation program practices against an industry group ("Industry Peers") consisting of reasonably similar industry segments to those in which we operate (solar, specialty chemicals and materials companies). They assessed our executive compensation practices and executive performance measures and recommended changes to our annual performance incentive targets and long-term incentive vehicles. Based on their study and recommendations, the Company aligned executive base salaries generally between the market median and 75th percentile, using compensation survey data for companies with revenues approximating STR's revenues ("Compensation Survey"). Based upon the attainment of annual performance goals, we have targeted total cash compensation and total direct compensation under our management incentive plan to be between the median to the 75th percentile of pay for comparable positions at the Compensation Survey. Accordingly, we increased our annual target performance thresholds to assure that maximum incentive attainment is more difficult to achieve to motivate and encourage executives to drive performance. Conversely, we lowered our minimum annual target threshold to provide more opportunity for all non-executive participants in STR's annual incentive plan to attain an incentive reward.

  •
  STR had its first non-binding vote on our executive pay programs for our named executive officers ("say-on-pay"). The vote was overwhelmingly positive, with 91% of the stockholders voting in support of our executive compensation programs. Additionally, STR had its first non-binding vote on the frequency of stockholder say-on-pay votes. Say-on-pay votes will be held every three years, in response to the 58% of the stockholders voting in favor of the Company's recommendation that the vote be held every three years.

    We did not make any changes to our executive compensation program in light of stockholder support of our executive compensation program, the fact that we benchmarked our program against companies in the Compensation Survey with the aid of a compensation consultant, and because we believe our compensation program is aligned with our stockholders' interests. For example, we did not meet our fully diluted non-GAAP EPS or Solar Adjusted EBITDA targets for 2012 or 2011 and the market price of our common stock declined. Accordingly, none of our executive officers received any compensation under our management incentive plan in 2012 or 2011.

  •
  STR's 2010 ESPP plan became effective after approval at our 2011 stockholders' meeting. Under the 2010 ESPP, eligible employees may use payroll withholdings to purchase shares of the Company's common stock at a 10% discount. The Company has established four offering periods in which eligible employees may participate. The Company will purchase the number of required shares each period based upon the employees' contribution plus the 10% discount. We believe our 2010 ESPP provides all of our employees the opportunity to own stock and be more aligned with the interests of our stockholders.

        We are committed to having an open dialogue surrounding our executive compensation practices with our stockholders. To date, the Company has not received any unfavorable feedback surrounding its compensation practices from its stockholders.

Principles of Our Executive Compensation Program

        We have sought to create an executive compensation program that balances short-term versus long-term payments and awards, cash payments versus equity awards and fixed versus contingent payments and awards in ways that we believe are most appropriate to motivate our executive officers. Our executive compensation program is designed to:

  •
  attract and retain talented and experienced executives in the competitive solar industry;

  •
  motivate and reward executives whose knowledge, skills and performance are critical to our success;

  •
  align the interests of our executive officers and stockholders by motivating executive officers to increase stockholder value and rewarding executive officers when stockholder value increases;

  •
  ensure fairness among the executive management team by recognizing the contributions each executive makes to our success;

  •
  foster a shared commitment among executives by aligning their individual goals with the goals of the executive management team and our Company; and

  •
  compensate our executives in a manner that incentivizes them to manage our Company to meet our long-term objectives.

        Our compensation committee meets outside the presence of all of our executive officers, including the named executive officers, to consider appropriate compensation for our President and CEO. For all other named executive officers, the compensation committee meets outside the presence of all executive officers except our President and CEO. On an annual basis, our President and CEO reviews with the compensation committee each other named executive officer's performance and recommends appropriate base salary, cash performance awards and grants of long-term equity incentive awards for all other executive officers. Based on the recommendations from our President and CEO and in consideration of the objectives described above and the principles described below, the compensation committee approves the annual compensation packages of our executive officers other than our President and CEO. The compensation committee also annually analyzes our President and CEO's performance and determines his base salary, cash performance awards and grants of long-term equity incentive awards based on its assessment of his performance with input from any consultants engaged by the compensation committee.

        In determining the compensation of our executive officers, we are guided by the following key principles:

  •
  Competition.  Compensation should reflect the competitive marketplace, so we can attract, retain and motivate talented executives.

  •
  Accountability for Business Performance.  Compensation should be tied to our financial performance to hold executives accountable for their contributions to our performance as a whole through the performance of aspects of our business for which they are responsible. For example, we did not meet our fully diluted non-GAAP EPS or Solar Adjusted EBITDA targets for 2012 or 2011 and the market price of our common stock declined. Accordingly, none of our executive officers received any compensation under our management incentive plan in 2012 or 2011.

  •
  Accountability for Individual Performance.  Compensation should be tied to the individual's performance to encourage and reflect individual contributions to our performance. We consider individual performance as well as performance of the business and responsibility areas that an individual oversees, and we weigh these factors as we consider appropriate in assessing a particular individual's performance.

  •
  Alignment with Stockholder Interests.  Compensation should be tied to our financial performance through equity awards to align the interests of our executive officers and key employees with those of our stockholders.

  •
  Fair and Equitable Compensation.  The total compensation program should be fair and equitable to both our executive officers and our stockholders and should be fair relative to the compensation paid to other professionals in our organization. The total compensation program design should be informed by practices employed by our Industry Peers. Our Industry Peers are shown below. Our long-term target is to position total compensation levels for our executive officers and other key personnel between the median and 75th percentile of pay for comparable positions in the Compensation Survey.

Our Peer Group:

        The Company in conjunction with the compensation committee utilized the following peer group when establishing 2012 executive compensation.

Industry	Company Name	Ticker Symbol	Business
Specialty Chemicals & Materials	Rockwood Holdings, Inc.	ROC	Rockwood Holdings, Inc. develops, manufacturers, and markets specialty chemicals and materials for industrials and commercial applications primarily in Germany, the United States, and Europe.
Solar	First Solar, Inc.	FSLR	First Solar, Inc. manufactures and sells solar modules using a thin-film semiconductor technology. It also designs, constructs, and sells photovoltaic solar power systems.

Industry	Company Name	Ticker Symbol	Business
Solar	SunPower Corp.	SPWR	SunPower Corporation, an integrated solar products and services company, designs, manufacturers, and delivers solar electric systems for residential, commercial, and utility-scale power plant customers worldwide.
Specialty Chemical & Materials	Kraton Performance Polymers	KRA	Kraton Performance Polymers, Inc., through its subsidiary, Kraton Polymers LLC, produces styrenic block copolymers (SEC) for use in industrial and consumer application worldwide.
Solar	Emcore Corp.	EMKR	EMCORE Corporation provides compound semiconductor-based products for the broadhand, fiber optics, space, and solar power markets. The Company operates in two segments, Fiber Optics and Photovoltaics.
Solar	BTU International, Inc.	BTUI
BTU International, Inc. engages in the design, manufacture, sale, and service of thermal processing systems used in various manufacturing processes primarily in the electronics and alternative energy industries.
Solar	Westinghouse Solar, Inc.	WEST
Westinghouse Solar, Inc. engages in the design, manufacture, integration, and installation of solar power systems under the Westinghouse name. It offers its solar power systems for residential and commercial customers.

        In addition to the above named Industry Peers, Mercer benchmarked our compensation levels against data from the plastics and rubber industry, paper and allied products, chemical and durable goods, manufacturing from enterprises, divisions, or groups similarly sized to STR's revenues in the Compensation Survey.

        In 2013, we, in conjunction with oversight from the compensation committee, are in the process of reviewing and modifying our peer group due to some of the companies that were previously in the peer group declaring bankruptcy and to better align our peer group to the Company's current size.

Components of Our Executive Compensation Program

        Our executive compensation program currently consists of:

  •
  base salary;

  •
  cash incentive awards linked to corporate and business segment performance under our management incentive plan;

  •
  periodic grants of long-term equity-based compensation, such as restricted stock and stock options;

  •
  other executive benefits and perquisites; and

  •
  employment agreements, which contain termination and change of control benefits.

        We combine these elements in order to formulate compensation packages that provide competitive pay, reward the achievement of financial, operational and strategic objectives and align the interests of our executive officers and other senior personnel with those of our stockholders.

        Base Salary.    The primary component of compensation of our executives has historically been base salary. We believe that the base salary element is required in order to provide our executive officers with a stable income stream that is commensurate with their responsibilities and competitive market conditions. The base salary of our named executive officers is reviewed on an annual basis.

        Mr. Jilot's 2012 base salary was $515,000 which was the same as his 2011 base salary. Mr. Jilot received $283,000 which was the pro-rata amount of his 2012 base salary due to retiring as Executive Chairman on July 18, 2012.

        Mr. Yorgensen's 2012 base salary was $475,000 which included an increase of 36% to his 2011 base salary based upon his promotion to President and CEO effective January 1, 2012.

        Mr. Morris's 2012 base salary was $309,000 through September 10, 2012, which included an increase of 3% to his 2011 base salary based on merit and competitive market considerations. On September 10, 2012, Mr. Morris's base salary was increased to $339,900 on a pro-rata basis for 2012 due to his promotion to Executive Vice President and Chief Operating Officer.

        Mr. Forman's 2012 base salary was $257,500 through September 10, 2012 which included an increase of 3% to his 2011 base salary based on merit and competitive market considerations. On September 10, 2012, Mr. Forman's base salary was increased to $305,250 on a pro-rata basis for 2012 due to assignment of additional responsibilities.

        Mr. Radziewicz's 2012 base salary was $196,730 through September 10, 2012, which included an increase of 3% to his 2011 base salary based on merit and competitive market considerations. On September 10, 2012, Mr. Radziewicz's base salary was increased to $240,100 on a pro-rata basis for 2012 due to his promotion to Vice President, Chief Financial Officer and Chief Accounting Officer.

        For 2013, Mr. Jilot's will not receive any salary as he is no longer an employee of the Company. It is currently anticipated that the annual base salaries of Messrs. Yorgensen, Morris, Forman and Radziewicz will not be increased during 2013.

        The base salaries of Messrs. Yorgensen, Morris, and Forman were initially established in their respective employment agreements. Our compensation committee made recommendations to the non-employee members of our Board as to the base salary to be paid to Mr. Yorgensen, our President and Chief Executive Officer, based upon:

  •
  his background and circumstances, including his experience and skills;

  •
  our knowledge of the competitive factors within the industry in which we operate;

  •
  his job responsibilities; and

  •
  our expectations as to the performance and contributions of Mr. Yorgensen and our judgment as to his potential future value to us.

        The base salaries paid to our named executive officers in 2012, 2011 and 2010 are set forth below in the Summary Compensation Table.

        Cash Incentive Awards.    We believe that cash incentive awards focus our executive officers' efforts and reward executive officers for annual results of operations that help create value for our stockholders.

        For 2012, our cash incentive awards for our named executive officers were tied to the achievement of STR's fully diluted non-GAAP EPS target set forth for each named executive officer pursuant to our management incentive plan. Messrs. Jilot, Yorgensen, Morris, Forman and Radziewicz were entitled to receive a cash bonus of 75%, 75%, 50%, 40%, and 40% of their respective salary assuming the non-GAAP EPS target of $0.37 per common share was met. Since the target was not achieved, none of Messrs. Jilot, Yorgensen, Morris, Forman or Radziewicz received a bonus pursuant to the Company's management incentive plan. In 2013, each of Messrs. Yorgensen, Morris, Forman and Radziewicz is eligible to receive a bonus payment up to 75%, 75%, 40% and 40%, respectively, of such officer's base salary as of January 1, 2013 assuming the Company reports non-GAAP EPS of not less than ($0.20) per common share and EBITDA (excluding restructuring adjustments) of not less than $ 4.7 million (the "EBITDA Target"); provided however, such bonuses shall only be paid to the extent that the Company's financial performance exceeds the EBITDA Target in an amount not to exceed such target bonus amount, unless expressly authorized by the Board of Directors.

        The financial performance criteria established for the named executive officers in connection with the management incentive plan for 2012 were as follows:

  Dennis L. Jilot

Performance Objective & Weight	Threshold	Target	Maximum
Fully diluted non-GAAP EPS—100%	37.5%	75%	150%

  Robert S. Yorgensen

Performance Objective & Weight	Threshold	Target	Maximum
Fully diluted non-GAAP EPS—100%	37.5%	75%	150%

  Barry A. Morris

Performance Objective & Weight	Threshold	Target	Maximum
Fully diluted non-GAAP EPS—100%	25%	50%	100%

  Alan N. Forman

Performance Objective & Weight	Threshold	Target	Maximum
Fully diluted non-GAAP EPS—100%	20%	40%	80%

  Joseph C. Radziewicz

Performance Objective & Weight	Threshold	Target	Maximum
Fully diluted non-GAAP EPS—100%	20%	40%	80%

        We calculated our 2012 cash incentive awards as follows:

  •
  If a Threshold performance amount is not met, no cash award is granted to the executive officer for that performance objective.

  •
  If a performance objective meets or exceeds our Threshold performance amount but does not meet our Target performance amount, such officer would be entitled to an award equal to the product of (i) his Base Salary, (ii) the Target Bonus Percentage for such performance objective and (iii) a Bonus Multiplier for such performance objective. The Bonus Multiplier is calculated as follows:

Diluted non-GAAP EPS Bonus Multiplier:
10	x	Actual performance amount Target performance amount	-	9
  •
  If a performance objective meets our Target performance amount, such officer would be entitled to an award equal to the product of (i) his Base Salary and (ii) the Target Bonus Percentage for such performance objective.

  •
  If a performance objective exceeds our Target performance amount but does not meet our Maximum performance amount, such officer would be entitled to an award equal to the product of (i) his Base Salary, (ii) the Target Bonus Percentage for such performance objective and (iii) a Bonus Multiplier for such performance objective, up to the Maximum Bonus Percentage. Such Bonus Multiplier is calculated as follows:

Diluted non-GAAP EPS Bonus Multiplier:
10	x	Actual performance amount Target performance amount	-	9
  •
  If a performance objective exceeds our Maximum performance amount, such officer would be entitled to an award equal to the product of (i) his Base Salary and (ii) the Maximum Bonus Percentage for such performance objective.

        The specific 2012 amounts associated with the Threshold, Target and Maximum performance amounts for Messrs. Jilot, Yorgensen, Morris, Forman and Radziewicz are set forth in the table below.

Objective & Weight	Threshold	Target	Maximum
Fully diluted non-GAAP EPS—100%	$0.296	$0.37	$0.468

        The actual amount of the annual cash performance bonus paid or awarded to a named executive is subject to the discretion of our compensation committee, and the amount can be impacted by significant external events, individual employment status and unusual business events. As a result, our Board may from time to time exercise its discretion and award annual cash performance bonuses in excess of the performance achieved by named executives or reduce or eliminate annual cash performance bonuses to named executives who had achieved their performance goals. The actual management incentive plan bonuses paid for each named executive are reflected in the column entitled "Non-Equity Incentive Plan Compensation" of the Summary Compensation Table set forth herein. The tables below reflect the actual performance achieved in 2012 for the above-mentioned performance metric.

Objective	Actual
Fully diluted non-GAAP EPS(1)	$(0.05)

(1)
STR's fully diluted non-GAAP EPS from continuing operations for purposes of the 2012 management incentive plan is net earnings from continuing operations not including the tax effected impact of amortization of deferred financing costs, stock-based compensation, intangible asset amortization expense, restructuring costs, goodwill impairment, intangible asset impairment and asset impairment plus interest expense from prior credit facilities divided by the weighted-average common shares outstanding.

        In 2012, our actual fully diluted non-GAAP EPS from continuing operations was $(0.05). This result did not meet any of our performance targets for 2012. Accordingly, none of the executive officers received payments under our management incentive plan in 2012.

        Long-Term Equity-Based Compensation.    We believe that our long-term performance is fostered by a compensation methodology that compensates executive officers through the use of equity-based awards, such as stock options, restricted stock awards and other rights to receive compensation based on the value of our common stock. We also believe that when our executive officers possess an ownership interest in us, they have a continuing stake in our long-term success that aligns with stockholder value creation.

        In connection with our initial public offering on November 6, 2009, our Board adopted a new equity benefit plan pursuant to which a total of 4,750,000 shares of our common stock were authorized for issuance. In connection with our initial public offering and under the 2009 Equity Incentive Plan, we granted certain employees and directors options to purchase a total of 2,721,073 shares of our common stock at an exercise price equal to the initial public offering price, including option grants to Messrs. Jilot, Yorgensen, Morris and Radziewicz to purchase 402,812, 441,010, 379,758 and 67,078 shares of our common stock, respectively. In addition, in connection with our initial public offering and under the 2009 Equity Incentive Plan, we granted certain employees options to purchase 774,612 shares of our common stock at exercise prices ranging from $12.81 to $21.50, including option grants at an exercise price of $12.81 to Messrs. Jilot, Yorgensen and Morris to purchase 209,505, 122,211 and 200,775 shares of our common stock, respectively. In order to maintain the economic incentives set forth in the original units granted to our current executive officers, directors and employees, our compensation committee decided to grant options to such individuals in connection with our initial public offering and our corporate reorganization. The options granted in connection with our initial public offering to Messrs. Jilot, Morris and Yorgensen, as well as to other employees that held Class C, D, and E units, began to vest on January 31, 2010 and vest proportionately and on the same schedule as their Class C, D and E units that converted into our common stock (including restricted common stock) in connection with our corporate reorganization. The options received by Messrs. Morris and Yorgensen in respect of their Class B units vested in full on January 31, 2010.

        In 2010, Mr. Forman, pursuant to his employment agreement, was granted an option to purchase 125,000 shares of our common stock at an exercise price equal to the fair market value on the date of grant, which was $23.06. The options vest monthly over four years from the grant date after May 2010, beginning June 30, 2010.

        In 2011, Mr. Forman was granted 50,000 shares of our restricted common stock. The restricted common stock vests monthly over four years from the grant date after October, beginning on November 1, 2011.

        In November 2012, Messrs. Yorgensen, Morris, Forman and Radziewicz were granted options to purchase 285,000, 165,000, 125,000 and 100,000 shares of our common stock respectively at an exercise price equal to the fair market value on the date of grant, which was $3.10. Twenty five percent of the options vest on each of the first and second anniversary of the grant date and the remaining fifty percent of the options vest on the third anniversary of the grant date, subject to acceleration in certain circumstances. The compensation committee of our Board will determine, subject to the employment agreements, any future equity awards that each named executive officer will be granted pursuant to the 2009 Equity Incentive Plan. Shares subject to awards that expire or are cancelled or forfeited, or that are repurchased by us pursuant to the terms of the agreements, will again become available for issuance under the plan.

        Restricted Common Stock.    Shares of restricted common stock are awards of our common stock that vest in accordance with the terms and conditions established in the applicable governing document.

Holders of restricted common stock have all rights with respect to voting and dividends as holders of our common stock.

        Holding Periods for Vested Options or Shares.    The Company does not require employees to hold vested options or vested shares of common stock. All equity awards issued to our employees have vesting periods that encompass at least three years for the awards to fully vest, subject to acceleration in certain events. The purpose of the long-term vesting period is to foster employee retention and to link long-term valuation creation for our stockholders. Based upon its vesting requirements, the Company does not believe establishing holding periods would provide additional benefits to stockholders.

        Other Executive Benefits and Perquisites.    We provide the following benefits to our executive officers on the same basis as other eligible employees:

  •
  health and dental insurance;

  •
  life insurance;

  •
  long-term and short-term disability;

  •
  a 401(k) and profit sharing plan; and

  •
  a Section 125 cafeteria plan.

        We provide a qualified matching contribution of up to 2.5% to eligible employees, including our executive officers, who participate in our 401(k) and profit sharing plan.

        Employment Agreements and Termination and Change of Control Benefits.    We have employment agreements with certain of our named executive officers. We entered into a new employment agreement with Mr. Yorgensen on December 7, 2012 in connection with his appointment as the Company's President and CEO, effective January 1, 2012. We entered into an amendment to Mr. Jilot's Employment Agreement to update it for the change in his role with the Company on the same date. We entered into an employment agreement with Mr. Morris, in connection with our acquisition by DLJMB and its co-investors in 2007 and changes were approved by the Board in the August 27, 2012 meeting. We entered into an employment agreement with Mr. Forman in May 2010. Mr. Radziewicz presently does not have an employment agreement.

        The primary purpose of the agreements is to establish the terms of employment and to protect both us and the executive. We are provided with reasonable protections that the executive will perform at acceptable levels and will not compete with or recruit employees from us during or after the termination of employment. The executive is provided financial protection in the event of certain reasons for termination of employment in recognition of the executive's professional career and a forgoing of present and future career options. The employment agreements provide for severance payments in the event of certain categories of termination. See "Potential Payments Upon Termination or Change of Control" and "Employment Agreements".

Use of a Compensation Consultant

        To enhance the compensation committee's ability to perform its responsibilities, the committee has in recent years retained the services of an independent compensation consultant. The compensation committee retained Mercer LLC ("Mercer") in 2012, 2011 and 2010 to consult and advise on certain executive compensation issues. In considering the selection of Mercer, the compensation committee considered Mercer's independence to the Company. In particular, the following factors were assessed:

  •
  Whether personal or business relationship of the advisor or Mercer exists with an executive officer of the Company;

  •
  Whether personal or business relationship of the advisor exists with any members of the compensation committee;

  •
  Other services that Mercer provided to the Company;

  •
  The amount of fees paid to Mercer compared to the total revenue of Mercer;

  •
  Whether Mercer's policies and procedures are designed to prevent conflicts of interest; and

  •
  Whether any shares of stock of STR stock are owned by the advisor.

        As an advisor to the compensation committee, Mercer has reviewed the total compensation and pay levels of the Company's named executive officers, examined aspects of the Company's executive compensation programs to ensure their ongoing support of the Company's business strategy, informed the compensation committee of developing legal and regulatory considerations affecting executive compensation and benefit programs and provided general advice to the compensation committee with respect to compensation decisions pertaining to the Executive Chairman, President and Chief Executive Officer and other senior executives. In addition, during 2010 through 2012, Mercer provided the Company with certain executive compensation consulting services relative to the administration of its U.S. benefits programs, primarily in the administration of the Company's U.S. self-insured medical plans.

        Although the compensation committee has assessed the independence of Mercer pursuant to SEC rules and concluded that no conflict of interest exists that would prevent Mercer from independently representing the compensation committee during 2013, the Company has engaged an alternative compensation consultant which consultant has not provided any advice or services to the compensation committee. In carrying out its responsibilities, Mercer may collaborate with management to obtain data, provide background on program history and operation, and clarify pertinent information. Nevertheless, the Committee has the sole authority to engage and/or terminate Mercer's services. Mercer is independent, providing no services to the Company commencing in 2013, and therefore has no conflicts of interest in providing services to the Committee.

        The Company paid Mercer approximately $114,313 for all the services provided in 2012. Of that amount, approximately $5,802 related to executive compensation consulting services and the balance provided in connection to the administration of the Company's U.S. benefit programs. The decision to engage Mercer for these other services was made by management and the Compensation Committee was informed of this decision.

Severance Agreements

        The Company entered into severance agreements, dated as of October 1, 2012 (the "Severance Agreements"), with certain members of management, including each of Robert S. Yorgensen, Barry A. Morris, Joseph C. Radziewicz and Alan N. Forman, setting forth certain payments and benefits in the event of termination of employment. The Severance Agreements will remain in effect until October 1, 2017 and will automatically renew for one year periods unless the Company or the executive provides notice of termination as provided for in the Severance Agreement. However, the term of each Severance Agreement will not expire before a date that is 18 months after a Change of Control that occurs during the term of the Severance Agreements. To the extent applicable, the Severance Agreements supersede and replace the severance provisions set forth in any executive's employment agreement with the Company.

        The Severance Agreements provide, among other things, that, if the executive is terminated for any reason, the executive is entitled to his full base salary through the date of termination at the rate in effect immediately prior to such termination date, as well as all compensation and benefits due to the executive under the terms of the Company's benefit plans, programs and arrangements in effect immediately prior to the termination date.

        If an executive (other than Mr. Yorgensen) is terminated by the Company without Cause (as defined) or if he terminates his employment with Good Reason (as defined), other than during a Change in Control Severance Period (as defined), the executive is entitled to receive the payments described above plus (i) the sum of 1.0 times his base salary; (ii) a pro rata portion of any bonus payment he would have been eligible to receive for the performance year during which the termination date occurs; (iii) up to 12 months of payments in the amount required for continuation of COBRA plans and other benefits; (iv) prepayment of all life insurance premiums for 12 months plus the transfer of ownership of all rights of ownership of such arrangements; (v) payments for outplacement services for up to 12 months; and (vi) the reimbursement of reasonable legal fees and expenses incurred by the executive in disputing in good faith issues relating to the termination of employment or obtaining or enforcing any benefit provided under the Severance Agreement. Mr. Yorgensen is entitled to the same benefits described above for the other executives, except he is eligible to receive a sum of 2.0 times his base salary in such event and the continuation of COBRA benefits, life insurance benefits and outplacement services for up to 24 months.

        If an executive (other than Mr. Yorgensen) is terminated by the Company without Cause or if he terminates his employment with Good Reason (as defined) during a Change in Control Severance Period, he is entitled to (i) the sum of 1.25 times his base salary; (ii) his target bonus for the performance year during which the termination date occurs; and (iii) the continued COBRA benefits, life insurance benefits, and outplacement services for up to 15 months and legal fees described above. Mr. Yorgensen is entitled to the same benefits described above for the other executives, except he is eligible to receive a sum of 2.0 times his base salary and target bonus in such event and the continuation of COBRA benefits, life insurance benefits and outplacement services for up to 24 months. The Change of Control Severance Period is the period commencing 90 days prior to a Change in Control and ending one year following a Change in Control.

Stock Ownership Guidelines for Executive Officers

        The Company's stock ownership guidelines for its executive officers ensure that the interests of executive officers are aligned with the interests of stockholders. These guidelines set a target for our President and CEO to own stock in the Company in the amount of six times his or her base salary and other executive officers in the amount of three times his or her base. These stock ownership targets are intended to be met within five years from the guideline adoption.

Pledging and Hedging Shares Policy

        The Company prohibits its directors and executive officers from entering into hedging transactions related to the Company's common stock. In addition, pledging of the Company's securities in connection with a loan is restricted unless an exception is granted to a person who clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities. The Company has not previously granted an exception nor does it expect to grant an exception in the future.

Risk Assessment of Compensation Policies and Practices

        The Company has assessed whether its compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company and has determined that the Company's compensation practices and policies do not create such risks. The Company's conclusion was based on the following risk mitigating factors:

  •
  the Company uses a blend of compensation that balances short-term/long-term and base/incentive rewards for performance. The Company's short-term compensation is comprised of base salary and potential cash bonus under our management incentive plan. Base salaries are determined with the aid of an independent compensation consultant with the objective of targeting annual salaries to the 50th to 75th percentile of our peer group. Based upon this practice, employees are paid competitively for services rendered. The base salary is supplemented with an annual incentive bonus opportunity that provides participants with the opportunity to earn a threshold, target and maximum bonus amount that is contingent on achieving performance objectives. The use of a range of potential payouts mitigates pressures to obtain an absolute target, yet motivates employees to maximize performance. These short-term awards are supplemented with long-term equity incentive grants that occur occasionally. The equity grants vest over a longer period of time, typically four years, and align recipients' interests with those of the Company's stockholders and make it unlikely that recipients will pursue behaviors that expose the Company to any material adverse risks. We believe this compensation mix rewards performance that generates stockholder value, while maintaining an appropriate balance between profitability and stability.

  •
  the Board reviews performance measures including the annual budget to ensure such targets are consistent with stockholder value creation and are not unrealistic based on its understanding of the Company's competitive position, industry dynamics and overall economic conditions. Realistic goal setting reduces aggressive risk taking associated with trying to achieve stretch targets.

  •
  the Company has minimum stock ownership guidelines for executive officers and its directors that ensure senior management is setting the proper tone at the top for long-term stockholder value creation.

Compensation Committee Report

        We, the compensation committee of the Board of STR Holdings, Inc. (the "Company"), have reviewed and discussed the Compensation Discussion and Analysis set forth above with management of the Company, and based upon such review and discussion, the compensation committee has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

        Compensation Committee:

  John A. Janitz, Chairperson
  Susan C. Schnabel
  Robert M. Chiste

 Summary Compensation Table

        The following table sets forth certain information with respect to compensation for the years ended December 31, 2012, 2011 and 2010 earned by or paid to our named executive officers.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock/Unit Awards ($)(3)	Option Awards $(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)
Dennis L. Jilot(7)	2012	$432,692	$—	$—	$—	$—	$17,272	$449,964
Chairman of the Board of	2011	$514,423	$—	$—	$—	$—	$46,386	$560,809
Directors	2010	$500,000	$—	$—	$—	$500,000	$41,449	$1,041,449
Robert S. Yorgensen	2012	$475,000	$—	$—	$510,150	$—	$22,236	$1,007,386
President and CEO	2011	$346,739	$—	$—	$—	$—	$33,915	$380,654
	2010	$261,660	$—	$—	$—	$206,000	$20,609	$488,269
Barry A. Morris(8)	2012	$316,725	$—	$—	$295,350	$—	$22,236	$634,311
Executive Vice President and	2011	$298,662	$—	$—	$—	$—	$33,915	$332,577
Chief Operating Officer	2010	$261,660	$—	$—	$—	$206,000	$20,609	$488,269
Alan N. Forman	2012	$278,668	$—	$—	$223,750	$—	$21,721	$524,139
Senior Vice President, General	2011	$249,423	$—	$405,500	$—	$—	$3,093	$658,016
Counsel and Secretary	2010	$149,135	$100,000	$—	$1,455,000	$109,516	$577	$1,814,228
Joseph C. Radziewicz	2012	$207,573	$—	$—	$179,000	$—	$7,823	$394,396
Vice President, Chief Financial	2011	$190,577	$—	$—	$—	$—	$4,581	$195,158
Officer and Chief Accounting Officer	2010	$166,154	$—	$—	$—	$70,000	$3,212	$239,366

(1)
The amounts reported in this column reflect the amounts paid in 2012 pursuant to each executive's employment agreement, except for Mr. Radziewicz who does not presently have an employment agreement, and take into account salary increases. For more information regarding these arrangements, see "Employment Agreements".

(2)
The amounts reported in this column represent discretionary cash amounts paid in excess of amounts payable under the management incentive plan. Mr. Forman earned a one-time 2010 bonus payment in connection to his employment agreement.

(3)
The amounts reported in this column represent the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. The effects of estimated forfeitures are excluded.

(4)
The amounts reported in this column represent the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718 as of the grant date. For purposes of the table above, the effects of estimated forfeitures are excluded.

(5)
The amounts reported in this column reflect annual performance bonuses earned by the named executive officers pursuant to their employment agreements and the management incentive plan and based upon the named executive officers' respective base salaries as of January 1, 2011. Such amounts are payable in the following year once the respective year's financial statements have been audited. These annual performance bonuses are defined as non-equity incentive plan compensation by the rules and regulations of the SEC.

(6)
The amounts reported in this column represent 401(k) and profit sharing contributions to eligible employees, our Section 125 cafeteria plan, term life insurance, disability insurance, long-term care insurance and other personal benefits. The amounts included in that column are included in the table below.

(7)
Mr. Jilot was the Chairman of the Board, President and CEO in 2010, and 2011. From January 1, 2012 to July 18, 2012 he served as our Executive Chairman and since July 18, 2012 he has been our Chairman of the Board.

(8)
Mr. Morris was the Chief Financial Officer until September 10, 2012.

  All Other Compensation

Name	Year	401(k) Match(a)	Profit Sharing Plan(a)	Section 125 Plan(b)	Term Life Insurance(c)	Disability Insurance(c)	Long-Term Care Insurance(c)	Other Personal Benefits(d)
Dennis L. Jilot	2012	$6,250	$—	$9,356	$840	$540	$286	$—
	2011	$6,125	$12,250	$9,591	$5,510	$4,475	$2,765	$5,670
	2010	$6,125	$—	$9,477	$5,510	$5,444	$2,765	$12,128
Robert S. Yorgensen	2012	$6,250	$—	$14,320	$840	$540	$286	$—
	2011	$6,125	$12,250	$14,298	$—	$—	$—	$1,242
	2010	$6,125	$—	$14,484	$—	$—	$—	$—
Barry A. Morris	2012	$6,250	$—	$14,320	$840	$540	$286	$—
	2011	$6,125	$12,250	$14,298	$—	$—	$—	$1,242
	2010	$6,125	$—	$14,484	$—	$—	$—	$—
Alan N. Forman	2012	$6,250	$—	$13,805	$840	$540	$286	$—
	2011	$1,442	$—	$1,000	$—	$—	$—	$651
	2010	$—	$—	$577	$—	$—	$—	$—
Joseph C. Radziewicz	2012	$5,189	$—	$1,000	$808	$540	$286	$—
	2011	$4,764	$9,000	$4,125	$—	$—	$—	$—
	2010	$3,212	$—	$—	$—	$—	$—	$—

(a)
Reflects amounts of contributions paid to such executive in each fiscal year under 401(k) matching and our profit sharing plan for eligible employees.

(b)
We maintain a Section 125 cafeteria plan that allows our employees to set aside pre-tax dollars to pay for certain benefits. This amount represents payments made by us on the employee's behalf towards a Section 125 cafeteria benefits plan.

(c)
Represents premiums paid by us for applicable insurance policies.

(d)
In 2011, Mr. Jilot received $5,670 for a country club membership. In 2010, Mr. Jilot received $7,560 for a country club membership, $1,843 of related spouse travel reimbursement and $2,725 for legal services.

In 2011, Mr. Yorgensen received $1,242 of related spouse travel reimbursement.

In 2011, Mr. Morris received $1,242 of related spouse travel reimbursement

In 2011, Mr. Forman received $651 of related spouse travel reimbursement.

 2012 Grants of Plan-Based Awards

        The following table sets forth certain information with respect to grants of plan-based awards for the year ended December 31, 2012, with respect to the named executive officers.

Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Dennis L. Jilot		$193,125	$386,250	$772,500
Options	n/a
Restricted Stock	n/a
Robert S. Yorgensen		$178,125	$356,250	$712,500
Options	n/a
Restricted Stock	n/a
Barry A. Morris		$77,250	$154,500	$309,000
Options	n/a
Restricted Stock	n/a
Alan N. Forman		$55,500	$111,000	$222,000
Options	n/a
Restricted Stock	n/a
Joseph C. Radziewicz		$39,346	$78,692	$157,384
Options	n/a
Restricted Stock	n/a

(1)
Reflects annual cash performance awards earned by the named executive officers under our management incentive plan. The amounts in the "Threshold", "Target" and "Maximum" columns reflect for each named executive officer a percentage of base salary for such named executive officer which we discussed above under the heading "Cash Incentive Awards". Awards are calculated and payable based upon a comparison between actual fully-diluted non-GAAP earnings per share from continuing operations, based upon the named executive officers' respective base salaries as of January 1, 2012. If a "Threshold" performance amount is not met, no cash award is granted to an officer for their performance objective. No awards were earned during 2012.

 Outstanding Equity Awards

        The following table sets forth certain information with respect to outstanding equity awards of our named executive officers as of December 31, 2012.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Dennis L. Jilot
Options	402,812	—	$10.00	11/6/2019	—	$—
Options	209,505	—	$12.81	11/6/2019	—	$—
Robert S. Yorgensen
Options	441,010	—	$10.00	11/6/2019	—	$—
Options	200,775	—	$12.81	11/6/2019	—	$—
Options(2)	—	285,000	$3.10	9/28/2022	—	$—
Barry A. Morris
Options	379,758	—	$10.00	11/6/2019	—	$—
Options	122,211	—	$12.81	11/6/2019	—	$—
Options(2)	—	165,000	$3.10	9/28/2022	—	$—
Alan N. Forman
Common Stock(5)	—	—	—	—	35,413	$89,241
Options(3)	80,730	44,270	$23.06	5/2/2020	—	$—
Options(2)	—	125,000	$3.10	9/28/2022	—	$—
Joseph C. Radziewicz
Options(4)	51,704	15,374	$10.00	11/6/2019	—	$—
Options(2)	—	100,000	$3.10	9/28/2022	—	$—

(1)
Market value of unvested shares is based upon December 31, 2012 closing price of $2.52.

(2)
The options vest twenty five percent on each of the first two anniversaries of the date of grant and fifty percent on the third anniversary of the date of grant.

(3)
The remaining shares subject to the option will vest ratably on a monthly basis over the 16 months following December 31, 2012.

(4)
The remaining shares subject to the option will vest ratably on a monthly basis over the 11 months following December 31, 2012.

(5)
Unvested shares of restricted stock shares will vest ratably on a monthly basis over the 34 months following December 31, 2012.

 Option Exercises and Stock Vested

        The following table sets forth certain information with respect to shares vesting during the year ended December 31, 2012 with respect to the named executive officers. No named executive officers exercised any options during the year ended December 31, 2012.

	Stock Vested
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Dennis L. Jilot
Common Stock	235,088	$1,028,214
Robert S. Yorgensen
Common Stock	27,769	$165,629
Barry A. Morris
Common Stock	16,894	$100,736
Alan N. Forman
Common Stock	12,504	$54,424
Joseph C. Radziewicz
Common Stock	—	$—

(1)
Value realized on vesting was calculated by multiplying the number of shares acquired upon vesting at closing market price of shares on the last day prior to each vesting date.

Pension Benefits

        In the year ended December 31, 2012, our named executive officers received no pension benefits and had no accumulated pension benefits.

Nonqualified Deferred Compensation

        In the year ended December 31, 2012, our named executive officers received no nonqualified deferred compensation and had no deferred compensation balances.

Potential Payments upon Termination or Change of Control

        The information below describes and quantifies certain compensation that would become payable under each named executive officer's employment agreement if, as of December 31, 2012, his employment had been terminated, there was a change of control or if the DLJMB investors transferred or sold 50% or more of their original beneficial ownership in us to third parties. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event.

        Each of our named executive officers is entitled to payments upon termination pursuant to their respective employment agreements.

        Robert S. Yorgensen.     If terminated for any reason, Mr. Yorgensen, or his estate, will be entitled to receive a lump sum comprised of (i) his annual base salary through the date of termination; (ii) any expenses owed to him pursuant to his employment agreement; (iii) any accrued vacation pay owed to him pursuant to his employment agreement; (iv) any amounts arising from his participation in, or benefits under, any employee benefit plans, programs or arrangements; and (v) any amounts which may be due to him under his restricted stock agreements with us.

        If Mr. Yorgensen is terminated without cause (including pursuant to his death or disability) or if he terminates his employment with good reason (other than during the period (the "Change of Control Severance Period") commencing three months before, or ending 12 months after, a Change in Control (as defined)), he (or his estate) will be entitled to receive in addition to the payments described above, his then current base salary for 24 months from the date of termination, a pro rata portion of any bonus payment he would have been eligible to receive, continued coverage for Mr. Yorgensen under our health, life insurance and retirement plans for 24 months and continued paid coverage for Mr. Yorgensen, his wife and any eligible dependents under all group health benefit plans for 24 months. In addition, any unvested shares that would have vested within the 12 months following such termination will vest immediately.

        If Mr. Yorgensen is terminated by the Company without cause or if he terminates his employment with good reason during a Change of Control Severance Period, he is entitled to (i) the sum of 2 times his base salary; (ii) 2 times his target bonus for the performance year during which the termination date occurs; and (iii) the continued COBRA benefits, life insurance benefits, and outplacement services for up to 24 months.

        However, Mr. Yorgensen will only be entitled to such payments if he signs a release of all legal claims against STR and certain related parties and he does not violate his agreement not to compete. See "Non-Competition and Non-Solicitation".

        Furthermore, upon the earlier to occur of December 31, 2015, the sale of our Company, as defined, or termination of Mr. Yorgensen's employment for any reason, Mr. Yorgensen will be entitled to bonus payments based upon a formula that is tied to distribution amounts he would have received with respect to his units in our predecessor Company if our assets were sold at their fair market value. Based on such formula, the maximum bonus amount Mr. Yorgensen could receive is $549,860. Such amount is included in the Other column in the table located below and could be less depending upon the Company's fair market value at such payment date.

        Barry A. Morris.     If terminated for any reason, Mr. Morris, or his estate, will be entitled to receive a lump sum comprised of (i) his annual base salary through the date of termination; (ii) any expenses owed to him pursuant to his employment agreement; (iii) any accrued vacation pay owed to him pursuant to his employment agreement; (iv) any amounts arising from his participation in, or benefits under, any employee benefit plans, programs or arrangements; and (v) any amounts which may be due to him under his restricted stock agreements with us.

        If Mr. Morris is terminated without cause (including pursuant to his death or disability) or if he terminates his employment with good reason (other than during a Change of Control Severance Period), he (or his estate) will be entitled to receive in addition to the payments described above, his then current base salary for 12 months from the date of termination, a pro rata portion of any bonus payment he would have been eligible to receive, continued coverage for Mr. Morris under our health, life insurance and retirement plans for 12 months and continued paid coverage for Mr. Morris, his wife and any eligible dependents under all group health benefit plans for 12 months. In addition, any unvested shares that would have vested within the 12 months following such termination will vest immediately.

        If Mr. Morris is terminated by the Company without cause or if he terminates his employment with good reason during a Change of Control Severance Period, he is entitled to (i) the sum of 1.25 times his base salary; (ii) his target bonus for the performance year during which the termination date occurs; and (iii) the continued COBRA benefits, life insurance benefits, and outplacement services for up to 15 months.

        However, Mr. Morris will only be entitled to such payments if he signs a release of all legal claims against STR and certain related parties and he does not violate his agreement not to compete. See "Non-Competition and Non-Solicitation".

        Furthermore, upon the earlier to occur of December 31, 2015, the sale of our Company, as defined, or termination of Mr. Morris' employment for any reason, Mr. Morris will be entitled to bonus payments based upon a formula that is tied to distribution amounts he would have received with respect to his units in our predecessor Company if our assets were sold at their fair market value. Based on such formula, the maximum bonus amount Mr. Morris could receive is $1,447,843. Such amount is included in the Other column in the table located below and could be less depending upon the Company's fair market value at such payment date.

        Alan N. Forman.     If terminated for any reason, Mr. Forman, or his estate, will be entitled to receive a lump sum comprised of (i) his annual base salary through the date of termination; (ii) any expenses owed to him pursuant to his employment agreement; (iii) any accrued vacation pay owed to him pursuant to his employment agreement; (iv) any amounts arising from his participation in, or benefits under, any employee benefit plans, programs or arrangements; and (v) any amounts which may be due to him under his restricted stock agreements with us.

        If Mr. Forman is terminated without cause (including pursuant to his death or disability) or if he terminates his employment with good reason (other than during a Change of Control Severance Period), he (or his estate) will be entitled to receive in addition to the payments described above, his then current base salary for 12 months from the date of termination, a pro rata portion of any bonus payment he would have been eligible to receive, continued coverage for Mr. Forman under our health, life insurance and retirement plans for 12 months and continued paid coverage for Mr. Forman, his wife and any eligible dependents under all group health benefit plans for 12 months. In addition, any unvested shares that would have vested within the 12 months following such termination will vest immediately.

        If Mr. Forman is terminated by the Company without cause or if he terminates his employment with good reason during a Change of Control Severance Period, he is entitled to (i) the sum of 1.25 times his base salary; (ii) his target bonus for the performance year during which the termination date occurs; and (iii) the continued COBRA benefits, life insurance benefits, and outplacement services for up to 15 months.

        However, Mr. Forman will only be entitled to such payments if he signs a release of all legal claims against STR and certain related parties and he does not violate his agreement not to compete. See "Non-Competition and Non-Solicitation".

        Joseph C. Radziewicz.     If terminated for any reason, Mr. Radziewicz, or his estate, will be entitled to receive a lump sum comprised of (i) his annual base salary through the date of termination; (ii) any expenses owed to him pursuant to Company policy; (iii) any accrued vacation pay owed to him pursuant to Company policy; (iv) any amounts arising from his participation in, or benefits under, any employee benefit plans, programs or arrangements; and (v) any amounts which may be due to him under his stock option agreements with us.

        If Mr. Radziewicz is terminated without cause (including pursuant to his death or disability) or if he terminates his employment with good reason (other than during a Change of Control Severance Period), he (or his estate) will be entitled to receive in addition to the payments described above, his then current base salary for 12 months from the date of termination, a pro rata portion of any bonus payment he would have been eligible to receive, continued coverage for Mr. Radziewicz under our health, life insurance and retirement plans for 12 months and continued paid coverage for Mr. Radziewicz, his wife and any eligible dependents under all group health benefit plans for

12 months. In addition, any unvested shares that would have vested within the 12 months following such termination will vest immediately.

        If Mr. Radziewicz is terminated by the Company without cause or if he terminates his employment with good reason during a Change of Control Severance Period, he is entitled to (i) the sum of 1.25 times his base salary; (ii) his target bonus for the performance year during which the termination date occurs; and (iii) the continued COBRA benefits, life insurance benefits, and outplacement services for up to 15 months.

        However, Mr. Radziewicz will only be entitled to such payments if he signs a release of all legal claims against STR and certain related parties and he does not violate his agreement not to compete. See "Non-Competition and Non-Solicitation".

        The following table summarizes the potential payments to Messrs. Yorgensen, Morris, Forman and Radziewicz assuming that such events occurred as of December 31, 2012 based on each executive's current employment agreement.

	Severance Amounts ($)	Pro-Rata/ Target Bonus	Other	Benefits ($)	Benefit Continuation ($)	Vested Shares ($)(1)	Accelerated Vesting of Incentive Shares ($)(2)	Total ($)
Robert S. Yorgensen
Termination for any reason (other than without cause or for good reason)	$—	$—	$320,719	$—	$—	$1,208,217	$—	$1,528,936
Termination without cause or for good reason(3)	$950,000	$—	$320,719	$—	$28,596	$1,208,217	$—	$2,507,532
Change of control(4)(5)	$—	$—	$320,719	$—	$—	$1,208,217	$—	$1,528,936
Termination within the change of control severance period	$50,000	$712,500	$320,719	$—	$28,596	$1,208,217	$—	$3,220,032
Barry A. Morris
Termination for any reason (other than without cause or for good reason)	$—	$—	$844,488	$—	$—	$673,251	$—	$1,517,739
Termination without cause or for good reason(3)	$339,100	$—	$844,488	$—	$14,298	$673,251	$—	$1,871,937
Change of control(4)(5)	$—	$211,938	$844,488	$—	$—	$673,251	$—	$1,729,676
Termination within the change of control severance period	$423,875	$154,500	$844,488	$—	$17,873	$673,251	$—	$2,114,987
Alan N. Forman
Termination for any reason (other than without cause or for good reason)	$—	$—	$—	$—	$—	$36,759	$—	$36,759
Termination without cause or for good reason(3)	$305,250	$—	$—	$—	$14,298	$36,759	$—	$356,307
Change of control(4)(5)	$—	$—	$—	$—	$—	$36,759	$89,241	$126,000
Termination within the change of control severance period	$381,562	$152,625	$—	$—	$17,873	$36,759	$—	$588,819
Joseph C. Radziewicz
Termination for any reason (other than without cause or for good reason)	$—	$—	$—	$—	$—	$—	$—	$—
Termination without cause or for good reason(3)	$240,100	$—	$—	$—	$14,298	$—	$—	$254,398
Change of control(4)(5)	$—	$—	$—	$—	$—	$—	$—	$—
Termination within the change of control severance period	$300,125	$120,050	$—	$—	$17,873	$—	$—	$438,048

(1)
The amounts reported in this column reflect the aggregate fair market value, based upon the closing price of $2.52 of our common stock as of December 31, 2012, of vested shares held by such executive on December 31, 2012.

(2)
The amounts reported in this column reflect the aggregate fair market value, based upon the closing price of $2.52 of our common stock as of December 31, 2012, of unvested restricted stock and options held by such executive on December 31, 2012 that would accelerate upon such termination or change of control. Accelerated option amounts are calculated based upon the spread between the closing price on December 31, 2012, and the exercise price of the option. All of our executive's stock options outstanding as of December 31, 2012 that would be subject to accelerated vesting were out-of-the money on such date.

(3)
Assumes that the target bonus threshold under the Company's Management Incentive Plan is not achieved. If such target is achieved, then the executive is entitled to receive a payment equal to a percentage of his target bonus based upon the number of days employed during the year in which he is terminated. In addition, under the respective restricted stock and/or option agreements, if the executive is terminated without cause or the executive terminates his employment for good reason, unvested restricted common stock and unvested options that vest solely based upon time will vest in additional installments as such restricted stock or options would have vested had the executive been employed by us for an additional year.

(4)
Upon a change of control, all unvested restricted stock and options held by the executives will vest in full. In addition, under each executive's respective restricted stock agreement, all unvested shares will vest in full if the DLJMB investors transfer or sell more than 50% of their original beneficial ownership in us to third parties.

(5)
Assumes no termination of the executive in connection with such event.

Employment Agreements

        Dennis L. Jilot.     We entered into an employment agreement with Mr. Jilot, our Chairman, and our former President and Chief Executive Officer on July 18, 2008 and an amendment to that employment agreement on September 3, 2009. We entered into amendment No. 2 to that employment agreement on December 7, 2011, in connection with the change in Mr. Jilot's role to Executive Chairman from President and Chief Executive Officer. This amended employment agreement became effective on January 1, 2012 and expired on July 18, 2012. Pursuant to Mr. Jilot's updated employment agreement, his annual base salary was $515,000, of which he received the pro-rated portion for the period of the calendar year ending on July 18, 2012. He was eligible to participate in the Company's (i) management incentive plan with an annual performance bonus target of up to 75% of his annual base salary and (ii) the long-term incentive plan with an annual performance bonus of up to 105% of his annual base salary based upon performance goals set by the Company's Board of Directors for a particular fiscal year. The bonus compensation needs to be pro-rated for the period of the calendar year ending on July 18, 2012. In addition, under the amendment, Mr. Jilot was entitled to a transitional bonus for the period commencing July 19, 2012 through December 31, 2012, which includes (i) payment of $315,000 per annum payable over such period in accordance with the Company's normal payroll practices, (ii) the issuance of a restricted stock award on December 31, 2012 that has a fair market value equal to $46,000 with such shares vesting on the first anniversary date of the issuance and (iii) continued participation in the Company's medical benefits plan, programs and arrangements that are applicable to senior management of the Company.

        For the purposes of the 2012 fiscal year, as of January 1, 2012, Mr. Jilot's annual base salary was $515,000 and he was eligible to receive a maximum bonus equal to 150% of his base salary. See "Base Salary" and "Cash Incentive Awards". Pursuant to his amended employment agreement, effective January 1, 2012, Mr. Jilot's base salary was $515,000. Accordingly, there are no potential payments upon termination or change of control presented above for Mr. Jilot. Since Mr. Jilot is no longer our Executive Chairman, he will not receive payments upon termination or change of control.

        Robert S. Yorgensen.     We entered into an employment agreement with Mr. Yorgensen, our Vice President and President of STR Solar in connection with our acquisition by DLJMB and its co-investors on June 15, 2007. On December 7, 2011, we entered into a new employment agreement with Mr. Yorgensen effective January 1, 2012 in connection with his appointment as the Company's President and Chief Executive Officer. Pursuant to the new agreement, January 1, 2012, his annual base salary was $475,000 subject to annual discretionary increases, and he will be eligible to participate in the Company's (i) management incentive plan with an annual performance bonus target of up to 75% of his annual base salary and (ii) long-term incentive plan awards in each case based upon performance goals set by the Company's board of directors for a particular fiscal year.

        Barry A. Morris.     We entered into an employment agreement with Mr. Morris, our Executive Vice President and Chief Financial Officer in connection with our acquisition by DLJMB and its co-investors on June 15, 2007. Pursuant to Mr. Morris' employment agreement, he is paid a base salary subject to annual increases and is eligible to receive an annual performance bonus in an amount based upon performance goals set by our Board for a particular fiscal year.

        For the purposes of the 2012 fiscal year, as of January 1, 2012, Mr. Morris' annual base salary was $309,000 and he was eligible to receive a target bonus equal to 50% of his base salary. See "Base Salary" and "Cash Incentive Awards". As of December 31, 2012, Mr. Morris' base salary was $339,900 and this amount was used for the purposes of calculating his potential payments upon termination or change of control. See "Potential Payments Upon Termination or Change of Control".

        Alan N. Forman.     We entered into an employment agreement with Mr. Forman, our Senior Vice President, General Counsel and Secretary on May 3, 2010. Pursuant to Mr. Forman's employment agreement, he is paid a base salary subject to annual increases and is eligible to receive an annual performance bonus based upon performance goals set by our Board for a particular fiscal year. For the purposes of the 2012 fiscal year, as of January 1, 2012, Mr. Forman's annual base salary was $305,250 and he was eligible to receive a target bonus equal to 40% of his base salary. See "Base Salary" and "Cash Incentive Awards". As of December 31, 2012, Mr. Forman's base salary was $305,250 and this amount was used for the purposes of calculating his potential payments upon termination or change of control. See "Potential Payments Upon Termination or Change of Control".

Non-Competition and Non-Solicitation

        Each of our named executive officers has entered into non-competition and non-solicitation agreements with us. Pursuant to such agreements, each named executive officer has agreed not to compete with us for a specified period of time following such executive's date of termination. In addition, each named executive officer may not solicit any of our employees during the term of his non-competition period. The non-competition and non-solicitation period is 27 months for Mr. Jilot, 24 months for Mr. Yorgensen and 12 months for each of Mr. Morris and Mr. Forman. We have the option to extend each executive's non-competition and non-solicitation period for an additional year. If we extend Mr. Jilot's term, we must provide six months' prior notice to Mr. Jilot and pay him severance under his employment agreement during that year as if he had been terminated by us without cause. However, we are not required to continue any of Mr. Jilot's medical or health benefits during such period if they are substantially duplicative of benefits provided to him during the year by another employer. If we extend the non-competition and non-solicitation period of Messrs. Morris, Yorgensen or Forman, we must provide six months' notice to the executive, pay such executive his annual base salary, payable over 12 months, and extend his participation in our health, life insurance and retirement plans through the extended period.

Indemnification of Officers and Directors

        Our Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by Delaware General Corporation Law, or DGCL. We have established directors' and officers' liability insurance that insures such persons against the costs of defense, settlement or payment of a judgment under certain circumstances.

        In addition, our certificate of incorporation provides our directors will not be liable for monetary damages for breach of fiduciary duty, except for liability relating to any breach of the director's duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, violations under Section 174 of the DGCL or any transaction from which the director derived an improper personal benefit.

        In addition, prior to the completion of our initial public offering, we entered into indemnification agreements with each of our executive officers and directors. We also entered into indemnification agreements with each of our officers and directors that joined the Company after the initial public offering. The indemnification agreements provide the executive officers and directors with contractual rights to indemnification, expense advancement and reimbursement to the fullest extent permitted under the DGCL.

        There is no pending litigation or proceeding naming any of our directors or officers for which indemnification is being sought, and we are not aware of any pending or threatened litigation that may result in claims for indemnification by any director or executive officer.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Beneficial ownership of shares is determined under rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as noted by footnote, and subject to community property laws where applicable, we believe based upon the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Percentage of beneficial ownership is based upon 41,684,598 shares of common stock outstanding as of March 19, 2013. Shares of common stock subject to options currently exercisable or exercisable within 60 days of March 19, 2013, ("presently exercisable stock options") are deemed to be outstanding and beneficially owned by the person holding the options for the purposes of computing the percentage of beneficial ownership of that person and any group of which that person is a member, but are not deemed outstanding for the purpose of computing the percentage of beneficial ownership for any other person. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares of common stock held by them. Unless otherwise indicated, the address for each holder listed below is STR Holdings, Inc., 1699 King Street, Suite 400, Enfield, CT 06082.

Name of beneficial owner	Amount and nature of ownership	Percentage of class
Credit Suisse AG(1)	10,942,476	26.3%
Red Mountain Capital Partners, LLC.(2)	6,204,132	14.9%
T. Rowe Price Associates, Inc.(3)	5,896,300	14.1%
BlackRock Institutional Trust Company, N.A.(4)	2,979,636	7.1%
Dennis L. Jilot(6)(7)	2,474,631	5.9%
Robert S. Yorgensen(8)	1,121,136	2.7%
Barry A. Morris(8)	769,132	1.8%
Alan N. Forman(8)	135,938	*
Joseph C. Radziewicz(8)	54,498	*
Scott S. Brown	25,111	*
Robert M. Chiste	17,141	*
John A. Janitz(8)(9)	349,378	*
Dr. Uwe Krueger	17,141	*
Andrew M. Leitch	23,111	*
Dominick J. Schiano(8)(9)	349,378	*
Susan C. Schnabel(10)	—	—
All directors and executive officers as a group(6)(7)(8)(9)(10)	5,336,595	12.8%

*
Less than one percent of the outstanding shares of our common stock.

(1)
Information in the table and this footnote is based solely upon information contained in a Schedule 13G filed with the SEC by Credit Suisse AG on February 9, 2012. Credit Suisse AG (the "Bank"), a Swiss bank, on behalf of its subsidiaries to the extent that they constitute the Investment Banking division (the "Investment Banking division"), the Alternative Investments business (the "AI Business") within the Asset Management division (the "Asset Management division") and the U.S. private client services business (the "U.S. PCS Business") within the Private Banking division (the "Private Banking division") (the "Reporting Person"). The address of the principal business and office of the Bank is Uetlibergstrasse 231, P.O. Box 900, CH 8070 Zurich, Switzerland. The address of the principal business and office of the Reporting Person in the United States is

  Eleven Madison Avenue, New York, New York 10010. The ultimate parent company of the Bank is Credit Suisse Group AG ("CSG"), a corporation formed under the laws of Switzerland. CSG is a global financial services company active in all major financial centers and providing a comprehensive range of banking products. The Bank is comprised of the Investment Banking division, the Asset Management division and the Private Banking division. The Investment Banking division provides financial advisory and capital raising services and sales and trading to institutional, corporate and government clients worldwide. The Asset Management division provides asset management and investment advisory services to institutional, mutual fund and private investors worldwide and offers products across a broad range of investment classes, including alternative investments. The Private Banking division offers global private banking and corporate and retail banking services in Switzerland. The business address of CSG is Paradeplatz 8, P.O. Box 1, CH 8070 Zurich, Switzerland. CSG, for purposes of the federal securities laws, may be deemed ultimately to control the Bank and the Reporting Person. CSG, its executive officers and directors, and its direct and indirect subsidiaries (including those subsidiaries that constitute the Asset Management division (other than the AI Business) (the "Traditional AM Business") and the Private Banking division (other than the U.S. PCS Business (the "Non-U.S. PB Business")) may beneficially own shares to which this Statement relates (the "Shares") and such Shares are not reported in this Statement. CSG disclaims beneficial ownership of Shares beneficially owned by its direct and indirect subsidiaries, including the Reporting Person. Each of the Traditional AM Business and the Non-U.S. PB Business disclaims beneficial ownership of Shares beneficially owned by the Reporting Person. The Reporting Person disclaims beneficial ownership of Shares beneficially owned by CSG, the Traditional AM Business and the Non-U.S. PB Business.

(2)
Information in the table and this footnote is based solely upon information contained in Schedule 13D filed with the SEC by Red Mountain Capital Partners II, L.P. (RMCP) on August 20, 2012. As of December 31, 2012, RMCP had shared dispositive power over 6,204,132 shares and shared voting power over 6,204,132 shares. RMCP's principal place of business is Red Mountain Capital Partners LLC, Santa Monica Boulevard, Suite 925, Los Angeles, California 90067.

(3)
Information in the table and this footnote is based solely upon information contained in a joint filing of Schedule 13G filed with the SEC by T. Rowe Price and T. Rowe Price Science & Technology Fund, Inc. on February 14, 2013. As of December 31, 2012, T. Rowe Price had sole dispositive power over 5,896,300 shares and sole voting power over 437,400 shares.

(4)
Information in the table and this footnote is based solely upon information contained in a Schedule 13G filed with the SEC by BlackRock, Inc. on February 4, 2013. As of December, 31 2012, BlackRock, Inc. had sole dispositive power over 2,979,636 shares and sole voting power over 2,979,636 shares. BlackRock, Inc.'s principal place of business is BlackRock Inc., 40 East 52nd Street, New York, NY 10022.

(6)
Includes 621,499 shares of common stock held directly by Mr. Jilot, 1,067,500 shares of common stock held by The Dennis L. and Linda L. Jilot Family Trust and 392,816 shares that are held by Dennis L. Jilot, as Trustee of The Dennis L. Jilot Annuity Trust Agreement dated April 16, 2012 (the "Dennis L. Jilot Annuity Trust"). Mr. Jilot and Linda L. Jilot are co-trustees of The Dennis L. and Linda L. Jilot Family Trust and have equal voting and dispositive power over the shares of stock held by The Dennis L. and Linda L. Jilot Family Trust.

(7)
Also includes 392,816 shares that are held by Linda L. Jilot, as Trustee of The Linda L. Jilot Annuity Trust Agreement dated April 16, 2012 (the "Linda L. Jilot Annuity Trust"). Linda L. Jilot is Mr. Jilot's spouse. Mr. Jilot disclaims ownership of the shares held by Linda L. Jilot Annuity Trust, except to the extent of any pecuniary interests therein.

(8)
Includes the following presently exercisable stock options as applicable: Mr. Jilot—612,317; Mr. Yorgensen—641,785; Mr. Morris—501,969; Mr. Forman—85,938; Mr. Radziewicz 54,948 Mr. Schiano—185,505; Mr. Janitz—185,505; and all current directors and executive officers as a group—2,267,967.

(9)
Mr. Janitz and Mr. Schiano each have a pecuniary interest in 110,504 shares of common stock held by the DLJMB affiliate, MBP IV Plan, Investors, L.P. Neither Mr. Janitz nor Mr. Schiano has voting or dispositive power over these shares of common stock and is not deemed to beneficially own such shares.

(10)
Does not include shares held by DLJ Merchant Banking Partners IV, L.P. and its affiliated entities, which are included in the amounts held by Credit Suisse AG. Ms. Schnabel is a partner and member of the Investment Committee of DLJ Merchant Banking Partners and may be deemed to beneficially own the shares of common stock held by DLJ Merchant Banking Partners IV, L.P. and its affiliated entities. Ms. Schnabel disclaims beneficial ownership of the shares held by DLJ Merchant Banking Partners IV, L.P. and its affiliated entities, except to the extent of her direct pecuniary interests therein.

EQUITY COMPENSATION PLAN

        The following table summarizes common stock that may be issued under our existing equity compensation plan as of December 31, 2012.

	Common shares to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Common shares available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by STR stockholders(2)	3,929,910	$9.03	455,381
Equity compensation plans not approved by STR stockholders	N/A	N/A	N/A

Totals	3,929,910	$9.03	455,381

(1)
Includes shares issuable pursuant to the exercise of stock options.

(2)
STR Holdings, Inc. 2009 Equity Incentive Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Such persons are required by regulations of the SEC to furnish us with copies of all such filings. To our knowledge, based solely on our review of the copies of such filings received by us and the written representations of our officers and directors, with respect to the fiscal year ended December 31, 2012, all applicable Section 16(a) filing requirements were timely met.

 CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

        Set forth below is a description of certain relationships and related person transactions between us and our directors, executive officers and holders of more than 5% of our voting securities since January 1, 2012. We believe that all of the following transactions were entered into with terms as favorable as could have been obtained from unaffiliated third parties.

Board Compensation

        Directors who are our employees or employees of our subsidiaries or affiliated with DLJMB receive no compensation for their service as members of either our Board or Board committees. All non-employee members of our Board not affiliated with DLJMB are compensated as set forth under "Director Compensation and Stock Ownership Guidelines—Director Compensation".

Employment Agreements

        We have entered into employment agreements with each of Messrs. Jilot, Morris, Yorgensen and Forman. For more information regarding these agreements, see "Executive Compensation—Employment Agreements" and "Potential Payments Upon Termination or Change of Control".

Indemnification Agreements

        We entered into indemnification agreements with each of our directors and executive officers in connection with our initial public offering in November 2009 and Mr. Forman in May 2010. We also entered into indemnification agreements with each of our directors that joined the Company after the initial public offering. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys' fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person's services as a director or executive officer.

Policies for Approval of Related Person Transactions

        On November 6, 2009, our Board adopted a written related person transactions policy which is administered by our audit committee. Our audit committee reviews and approves or ratifies all relationships and related person transactions between us and (i) our directors, director nominees, executive officers or their immediate family members, (ii) any 5% record or beneficial owner of our common stock or (iii) any immediate family member of any person specified in (i) and (ii) above. Our Senior Vice President, General Counsel and Secretary is primarily responsible for the development and implementation of processes and controls to obtain information from our directors and executive officers with respect to related party transactions and for determining, based upon the facts and circumstances, whether we or a related person have a direct or indirect material interest in the transaction.

        As set forth in the related person transaction policy, in the course of its review and approval or ratification of a related party transaction, the audit committee will consider:

  •
  our relationship with the related person;

  •
  the nature of the related person's interest in the transaction;

  •
  the availability of other sources of comparable products or services;

  •
  the material terms of the transaction to the related person and to us, including, without limitation, the amount and type of transaction;

  •
  Whether the transaction was in the ordinary course of our business and was proposed and considered in the ordinary course of our business; and

  •
  The importance of the transaction to us.

        Any member of the audit committee who is a related person with respect to a transaction under review will not be permitted to participate in the discussions or approval or ratification of the transaction. However, such member of the audit committee will provide all material information concerning the transaction to the audit committee.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

        The following table sets forth the aggregate fees billed to us for the audit and other services provided by PricewaterhouseCoopers LLP during the fiscal years ended December 31, 2012 and December 31, 2011:

	2012	2011
Audit Fees(1)	$795,000	$1,156,120
Audit—Related Fees(2)	1,000	1,500
Tax Fees(3)	6,000	266,334
All Other Fees(4)	—	—

Total	$802,000	$1,423,954

(1)
Represents the aggregate fees billed for the audit of the Company's financial statements in connection with the statutory and regulatory filings or engagements for the 2012 and 2011 fiscal years. 2011 includes $252,000 of audit fees relating to the Company's strategic divestiture of its former Quality Assurance business.

(2)
2012 and 2011 fees represent the aggregate fees billed for an employee benefit plan audit.

(3)
Represents the aggregate fees billed for tax compliance and tax consulting services. 2012 includes China import, value-add and other tax assessment and ex-patriot tax services. 2011 includes $148,000 of tax fees relating to the Company's strategic divestiture of its former Quality Assurance business.

(4)
Represents the aggregate fees billed for all products and services provided that are not included under "audit fees", "audit-related fees or "tax fees".

Audit Committee's Pre-Approval Policies and Procedures

        The audit committee has policies and procedures that require the pre-approval by the audit committee of all fees paid to, and all services performed by, the Company's independent auditor, subject to de minimis exceptions for non-audit services set forth in the applicable rules of the Commission. Each year, the audit committee approves the proposed services, including the nature, type and scope of services to be performed by the independent auditor during the fiscal year and the related fees. Audit committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the audit committee.

        The services related to Audit-Related Fees, Tax Fees and All Other Fees presented in the above table were approved by the audit committee pursuant to pre-approval provisions set forth in the applicable rules of the Commission without resort to a waiver of such pre-approval provisions.

 Audit Committee Report

        Pursuant to authority delegated by the Board, the audit committee is responsible for assisting the Board in its oversight of the integrity of our consolidated financial statements, the qualifications and independence of our independent registered public accounting firm, and our internal financial and accounting controls.

        Management is responsible for our Company's financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles in the United States ("GAAP"). Our independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with GAAP. The audit committee's responsibility is to oversee and review these processes. The audit committee is not, however, engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or GAAP or as to the independence of the independent registered public accounting firm. The audit committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm. The audit committee's responsibilities are described in a written charter that was revised and approved by the Board on November 6, 2009. A copy of the audit committee's current charter is publicly available on the Company's website at www.strholdings.com.

        The audit committee met (8) times during fiscal 2012. The meetings were designed, among other things, to facilitate and encourage communication among the audit committee, management, the Company's internal audit function and our independent registered public accounting firm, PricewaterhouseCoopers LLP. The audit committee discussed with PricewaterhouseCoopers LLP the overall scope and plans for its audits and the audit committee regularly met with PricewaterhouseCoopers LLP without the presence of management. PricewaterhouseCoopers LLP has unrestricted access to the audit committee.

        The audit committee reviewed our audited financial statements for the fiscal year ended December 31, 2012, and discussed them with both management and PricewaterhouseCoopers LLP. The audit committee also discussed with management the process used to support certifications by our President and CEO and our Executive Vice President and Chief Financial Officer, which are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany our periodic filings with the SEC.

        The audit committee also discussed with PricewaterhouseCoopers LLP the matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, the matters required to be discussed by Statement on Auditing Standards No. 114 (The Auditor's Communication With Those Charged With Governance) and the Public Company Accounting Oversight Board rules and regulations, as currently in effect. PricewaterhouseCoopers LLP provided the audit committee with written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board (Independence Discussions with audit committees), as currently in effect, and the audit committee discussed with PricewaterhouseCoopers LLP its independence from our Company.

        When considering PricewaterhouseCoopers LLP's independence, the audit committee considered whether its provision of services to our Company beyond those rendered in connection with its audit of our consolidated financial statements and review of our condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q was compatible with PricewaterhouseCoopers LLP maintaining their independence. The audit committee also reviewed, among other things, the audit, tax and other services performed by PricewaterhouseCoopers LLP, and approved the amount of all fees paid for such services.

        Based upon the review and discussions described above, and subject to the limitations on the audit committee's role and responsibilities referred to above and in the Audit Committee Charter, the audit committee recommended to the Board that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2012.

        On March 21, 2013, the Company notified its independent registered public accounting firm, PricewaterhouseCoopers LLP, of its decision to dismiss PricewaterhouseCoopers LLP, effective as of that date, and to appoint UHY LLP as its independent registered public accounting firm for the Company's fiscal year ending December 31, 2013. The decision to change independent registered public accounting firms was approved by the Company's Audit Committee.

        PricewaterhouseCoopers LLP's reports on the Company's financial statements for the fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2012 and 2011, and in the subsequent period through March 21, 2013, the date of PricewaterhouseCoopers LLP's dismissal, there were no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreements in connection with their reports on our financial statements for such periods.

        There were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K) during the fiscal years ended December 31, 2012 and 2011, and in the subsequent period through March 21, 2013.

        The Company has provided PricewaterhouseCoopers LLP with a copy of the foregoing disclosures and requested that PwC furnish the Company with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with the statements in the above paragraphs. A copy of the letter, dated March 26, 2013, is filed as Exhibit 16.1 on the Form 8-K filed on March 26, 2013.

        During the years ended December 31, 2012 and 2011, and through March 21, 2013, the date of UHY LLP's engagement, the Company did not consult with UHY LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

        UHY LLP previously served as the Company's independent auditor for the year ended December 31, 2003 to February 22, 2008

    Respectfully submitted by the Audit Committee:

    Andrew M. Leitch, Chairperson
    Scott S. Brown
    Dominick J. Schiano

POLITICAL CONTRIBUTIONS

        STR recognizes the increasing interest of U.S. public company stockholders in obtaining greater transparency about corporate political contributions. During the past three years, we have not made any political contributions and do not anticipate making any in the foreseeable future.

INCORPORATION BY REFERENCE

        To the extent that this proxy statement has been or will be specifically incorporated by reference into any filing made by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the proxy statement entitled "Compensation Committee

Report" and "Audit Committee Report" shall not be deemed to be so incorporated, unless specifically provided in any such filing.

OTHER MATTERS

        If any other matters are properly presented to stockholders for a vote at the annual meeting, the persons named as proxies on the proxy card will have discretionary authority, to the extent permitted by law, to vote on such matters in accordance with their best judgment. The Board knows of no other matters which will be presented to stockholders for consideration at the annual meeting other than the matters referred to in Proposals No. 1, No. 2 and No. 3.

 Exhibit A

2009 Equity Incentive Plan, as Amended

 STR Holdings, Inc.
2009 Equity Incentive Plan
(as Amended effective            , 2013)

Article 1. Establishment & Purpose

        1.1    Establishment.    STR Holdings, Inc., a Delaware corporation (hereinafter referred to as the "Company"), establishes the 2009 Equity Incentive Plan (hereinafter referred to as the "Plan") as set forth in this document.

        1.2    Purpose of the Plan.    The purpose of this Plan is to attract, retain and motivate officers and employees of, consultants to, and non-employee directors providing services to the Company and its Subsidiaries and Affiliates, and to promote the success of the Company's business by providing them with appropriate incentives and rewards either through a proprietary interest in the long-term success of the Company or compensation based on fulfilling their performance goals.

Article 2. Definitions

        Whenever capitalized in the Plan, the following terms shall have the meanings set forth below.

        2.1   "Affiliate" means any entity that the Company, either directly or indirectly, is in common control with, is controlled by or controls or any entity in which the Company has a substantial direct or indirect equity interest, as determined by the Board.

        2.2   "Award" means any Option, Stock Appreciation Right, Restricted Stock, Dividend Equivalent or Other Stock-Based Award that is granted under the Plan.

        2.3   "Award Agreement" means either (a) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written statement issued by the Company to a Participant describing the terms and provisions of the actual grant of such Award.

        2.4   "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

        2.5   "Board" means the Board of Directors of the Company.

        2.6   "Change of Control" means the occurrence of any of the following events with respect to the Company, (i) any consolidation or merger with or into any other corporation, partnership, limited liability company or other entity in which the holders of capital stock of the Company immediately prior to such merger or consolidation no longer beneficially own, directly or indirectly, a majority of the outstanding capital stock or equity interest of the surviving corporation, partnership, limited liability company or other entity immediately after such merger or consolidation, (ii) the sale or transfer of the capital stock of the Company in which the holders of capital stock of the Company immediately prior to such sale or transfer no longer beneficially own, directly or indirectly, a majority of the outstanding capital stock or equity interest of the Company immediately after such sale or transfer, (iii) a sale or transfer of all or substantially all of the assets of the Company, or (iv) the license of all or substantially all of the assets of the Company where such license is substantially equivalent to a sale or transfer of all or substantially all of the assets of the Company.

        2.7   "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time.

        2.8   "Committee" means the Board, or any committee designated by the Board to administer this Plan.

        2.9   "Company" means STR Holdings, Inc., a Delaware corporation, and any successor thereto.

        2.10 "Consultant" means any person (other than an Employee or a Director) who is engaged by the Company, a Subsidiary or an Affiliate to render consulting or advisory services to the Company or such Subsidiary or Affiliate.

        2.11 "Director" means a member of the Board who is not an Employee.

        2.12 "Dividend Equivalent" means any right to a dividend equivalent granted from time to time under Article 6 of the Plan.

        2.13 "Effective Date" means the date set forth in Section 14.14.

        2.14 "Employee" means an officer or other employee of the Company, its Subsidiaries or an Affiliate, including a member of the Board who is such an employee.

        2.15 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

        2.16 "Fair Market Value" means, as of any date of determination (i) if the Shares are listed on any established stock exchange or a national market system, its fair market value shall be the closing sales price for a share of such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; (ii) if the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for a Share on the last market trading day prior to the day of determination; or (iii) in the absence of an established market for the Shares, the fair market value thereof shall be determined in good faith by the Board through a reasonable application of a reasonable valuation method.

        2.17 "Incentive Stock Option" means an Option intended to meet the requirements of an incentive stock option as defined in Section 422 of the Code and designated as an Incentive Stock Option.

        2.18 "Nonqualified Stock Option" means an Option that is not an Incentive Stock Option.

        2.19 "Other Stock-Based Award" means any right granted under Article 10 of the Plan.

        2.20 "Option" means any stock option granted form time to time under Article 6 of the Plan.

        2.21 "Option Price" means the purchase price per Share subject to an Option, as determined pursuant to Section 6.2 of the Plan.

        2.22 "Participant" means any eligible person as set forth in Section 4.1 to whom an Award is granted.

        2.23 "Plan" means the STR Holdings, Inc. Equity Incentive Plan.

        2.24 "Restricted Stock" means any Award granted under Article 8.

        2.25 "Restriction Period" means the period during which Restricted Stock awarded under Article 8 of the Plan is subject to forfeiture.

        2.26 "Service" means service as an Employee, Director or Consultant.

        2.27 "Share" means a share of common stock of the Company, par value $0.01 per share, or such other class or kind of shares or other securities resulting from the application of Section 12.1 hereof.

        2.28 "Stock Appreciation Right" means any right granted under Article 7.

        2.29 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company (or any parent of the Company) if each of the corporations, other than the last corporation in each unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        2.30 "Ten Percent Stockholder" means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary or Affiliate.

Article 3. Administration

        3.1    Authority of the Committee.    The Plan shall be administered by the Committee, which shall have full power to interpret and administer the Plan and full authority to select the Directors, Employees and Consultants to whom Awards will be granted and determine the type and amount of Awards to be granted to each such Director, Employee or Consultant, the terms and conditions of Awards granted under the Plan and the terms of Award Agreements to be entered into with Participants. Without limiting the generality of the foregoing, the Committee may, in its sole discretion, clarify, construe or resolve any ambiguity in, or interpret any provision of, any provision of the Plan or any Award Agreement, accelerate or waive vesting of Awards and exercisability of Awards, extend the term or period of exercisability of any Awards, modify the purchase price under any Award, or waive any terms or conditions applicable to any Award; provided that no action taken by the Committee shall adversely affect in any material respect the rights granted to any Participant under any outstanding Awards without the Participant's written consent (other than pursuant to Article 11 or Article 12 hereof). Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its affiliates or a company acquired by the Company or with which the Company combines. The Committee shall have full and exclusive discretionary power to adopt rules, forms, instruments, and guidelines for administering the Plan as the Committee deems necessary or proper. All actions taken and all interpretations and determinations made by the Committee or by the Board (or any other committee or sub-committee thereof), as applicable, shall be final and binding upon the Participants, the Company, and all other interested individuals.

        3.2    Delegation.    The Committee may delegate to one or more of its members, one or more officers of the Company or any of its Subsidiaries, and one or more agents or advisors such administrative duties or powers as it may deem advisable.

Article 4. Eligibility and Participation

        4.1    Eligibility.    Participants will consist of such Employees, Consultants, and Directors as the Committee in its sole discretion determines and whom the Committee may designate from time to time to receive awards under the Plan. Designation of a Participant in any year shall not require the Committee to designate such person to receive an award in any other year or, once designated, to receive the same type or amount of award as granted to the Participant in any other year.

        4.2    Types of Award.    Awards under the Plan may be granted in any one or a combination of: (a) Options, (b) Stock Appreciation Rights, (c) Restricted Stock, (d) Dividend Equivalents and (e) Other Stock-Based Awards. Awards granted under the Plan shall be evidenced by Award Agreements (which need not be identical) that provide additional terms and conditions associated with such Awards, as determined by the Committee in its sole discretion; provided, however, that in the event of any conflict between the provisions of the Plan and any such Award Agreement, the provisions of the Plan shall prevail.

Article 5. Shares Subject to the Plan and Maximum Awards

        5.1    Number of Shares Available for Awards.

  (a)
  General.    Subject to adjustment as provided in Section 5.1(b) and Article 12, the maximum number of Shares available for issuance to Participants pursuant to Awards under the Plan shall be 6,200,000 Shares. The Shares available for issuance under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares. The number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 6,200,000 Shares, subject to adjustments provided in Article 12 hereof and subject to the provisions of Sections 422 or 424 of the Code or any successor provisions. Any Shares delivered to the Company as part or full payment for the purchase price of an Award granted under this Plan or, to the extent the Committee determines that the availability of Incentive Stock Options under the Plan will not be compromised, to satisfy the Company's withholding obligation with respect to an Award granted under this Plan, shall again be available for Awards under the Plan. The maximum number of Shares that can be granted to any one Participant, in any calendar year, shall not exceed 2,000,000 Shares.

  (b)
  Additional Shares.    In the event that any outstanding Award expires, is forfeited, cancelled or otherwise terminated without consideration (i.e., Shares or cash) therefor, the Shares subject to such Award, to the extent of any such forfeiture, cancellation, expiration, termination or settlement for cash, shall again be available for Awards under the Plan. If the Committee authorizes the assumption under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, of awards granted under another plan, such assumption shall not reduce the maximum number of Shares available for issuance under this Plan.

Article 6. Stock Options

        6.1    Grant of Options.    The Committee is hereby authorized to grant Options to Participants. Each Option shall permit a Participant to purchase from the Company a stated number of Shares at an Option Price established by the Committee, subject to the terms and conditions described in this Article 6 and to such additional terms and conditions, as established by the Committee, in its sole discretion, that are consistent with the provisions of the Plan. Options shall be designated as either Incentive Stock Options or Nonqualified Stock Options, provided that Options granted to Directors and Consultants shall be Nonqualified Stock Options. An Option granted as an Incentive Stock Option shall, to the extent it fails to qualify as an Incentive Stock Option, be treated as a Nonqualified Stock Option. Neither the Committee nor the Company or any of its Affiliates shall be liable to any Participant or to any other person if it is determined that an Option intended to be an Incentive Stock Option does not qualify as an Incentive Stock Option. Options shall be evidenced by Award Agreements which shall state the number of Shares covered by such Option. Such agreements shall conform to the requirements of the Plan, and may contain such other provisions, as the Committee shall deem advisable.

        6.2    Terms of Option Grant.    The Option Price shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value of a Share on the date of grant. In the case of any Incentive Stock Option granted to a Ten Percent Stockholder, the Option Price shall not be less than 110% of the Fair Market Value of a Share on the date of grant.

        6.3    Option Term.    The term of each Option shall be determined by the Committee at the time of grant and shall be stated in the Award Agreement, but in no event shall such term be greater than ten years (or, in the case on an Incentive Stock Option granted to a Ten Percent Stockholder, five years).

        6.4    Time of Exercise.    Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

        6.5    Method of Exercise.    Except as otherwise provided in the Plan or in an Award Agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of this Article 6, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i), (ii), (iii), (iv), or (v) in the following sentence. The aggregate Option Price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Participant (i) in cash or its equivalent (e.g., by cashier's check), (ii) to the extent permitted by the Committee, in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee, (iii) partly in cash and, to the extent permitted by the Committee, partly in such Shares, (iv) by reducing the number of Shares otherwise deliverable upon the exercise of the Option by the number of Shares having a Fair Market Value equal to the Option Price, or (v) if there is a public market for the Shares at such time, subject to such requirements as may be imposed by the Committee, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Option Price for the Shares being purchased. The Committee may prescribe any other method of payment that it determines to be consistent with applicable law and the purpose of the Plan.

        6.6    Limitations on Incentive Stock Options.    Incentive Stock Options may be granted only to employees of the Company or of a "parent corporation" or "subsidiary corporation" (as such terms are defined in Section 424 of the Code) at the date of grant. The aggregate Fair Market Value (generally determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and of any parent corporation or subsidiary corporation) shall not exceed one hundred thousand dollars ($100,000). For purposes of the preceding sentence, Incentive Stock Options will be taken into account generally in the order in which they are granted. No Incentive Stock Option may be exercised later than ten (10) years after the date it is granted. Each provision of the Plan and each Award Agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in Section 422 of the Code, and any provisions of the Award Agreement thereof that cannot be so construed shall be disregarded.

Article 7. Stock Appreciation Rights

        7.1    Grant of Stock Appreciation Rights.    The Committee is hereby authorized to grant Stock Appreciation Rights to Participants, including a grant of Stock Appreciation Rights in tandem with any Option at the same time such Option is granted (a "Tandem SAR"). Stock Appreciation Rights shall be evidenced by Award Agreements that shall conform to the requirements of the Plan and may contain such other provisions, as the Committee shall deem advisable. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (a) the Fair Market Value of a specified number of Shares on the date of exercise over (b) the grant price of the right as specified by the Committee on the date of the grant. Such payment may be in the form of cash, Shares, other property or any combination thereof, as the Committee shall determine in its sole discretion.

        7.2    Terms of Stock Appreciation Right.    Subject to the terms of the Plan and any applicable Award Agreement, the grant price (which shall not be less than 100% of the Fair Market Value of a Share on the date of grant), term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such other conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate. Unless otherwise provided in the Award Agreement, no Stock Appreciation Right shall have a term of more than 10 years from the date of grant.

        7.3    Tandem Stock Appreciation Rights and Options.    A Tandem SAR shall be exercisable only to the extent that the related Option is exercisable and shall expire no later than the expiration of the related Option. Upon the exercise of all or a portion of a Tandem SAR, a Participant shall be required to forfeit the right to purchase an equivalent portion of the related Option (and, when a Share is purchased under the related Option, the Participant shall be required to forfeit an equivalent portion of the Stock Appreciation Right).

Article 8. Restricted Stock

        8.1    Grant of Restricted Stock.    An Award of Restricted Stock is a grant by the Company of a specified number of Shares to the Participant, which Shares may be subject to forfeiture upon the occurrence of specified events. Participants shall be awarded Restricted Stock in exchange for consideration not less than the minimum consideration required by applicable law. Restricted Stock shall be evidenced by an Award Agreement, which shall conform to the requirements of the Plan and may contain such other provisions, as the Committee shall deem advisable.

        8.2    Terms of Restricted Stock Awards.    Each Award Agreement evidencing a Restricted Stock grant shall specify the period(s) of restriction, the number of Shares of Restricted Stock subject to the Award, the purchase price of such Shares of Restricted Stock, the performance, employment or other conditions (including the termination of a Participant's Service whether due to death, disability or other cause) under which the Restricted Stock may become vested or may be forfeited to the Company and such other provisions as the Committee shall determine. Upon determination of the number of Shares of Restricted Stock to be granted to the Participant and payment of any purchase price, the Committee shall direct that a certificate or certificates representing the number of Shares be issued to the Participant with the Participant designated as the registered owner. The certificate(s) representing such shares shall be legended as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and deposited by the Participant, together with a stock power endorsed in blank, with the Company, to be held in escrow during the Restriction Period. At the end of the Restriction Period, the restrictions imposed hereunder shall lapse with respect to the number of shares of Restricted Stock as determined by the Committee, and the legend shall be removed and such number of Shares delivered to the Participant (or, where appropriate, the Participant's legal representative).

        8.3    Voting and Dividend Rights.    Unless otherwise determined by the Committee and set forth in a Participant's Award Agreement, Participants holding Restricted Stock granted hereunder shall have the right to exercise voting rights with respect to the Restricted Stock and shall have the right to receive dividends on such Restricted Stock.

        8.4    Performance Goals.    The Committee may condition the grant of Restricted Stock or the expiration of the Restriction Period upon the Participant's achievement of one or more performance goal(s) specified in the Award Agreement. If the Participant fails to achieve the specified performance goal(s), the Committee shall not grant the Restricted Stock to such Participant or the Participant shall forfeit the Award of Restricted Stock to the Company, as applicable, unless otherwise provided in the Participant's Award Agreement or the applicable stockholders agreement.

        8.5    Section 83(b) Election.    If a Participant makes an election pursuant to Section 83(b) of the Code concerning Restricted Stock, the Participant shall be required to promptly file a copy of such election with the Company.

Article 9. Dividend Equivalents

        The Committee may grant Dividend Equivalents to Participants based on the dividends declared on Shares that are subject to any Award. The grant of Dividend Equivalents shall be treated as a separate Award. Dividend Equivalents shall be credited to a notional account maintained by the Company, as of dividend payment dates during the period between the date the Award is granted and the date the Award is exercised, vested, expired, credited or paid. Such Dividend Equivalents shall be converted to cash or Shares by such formula and at such time and subject to such limitations as may be determined by the Committee. As determined by the Committee, Dividend Equivalents granted with respect to any Option or Stock Appreciation Right may be payable regardless of whether such Option or Stock Appreciation Right is subsequently exercised.

Article 10. Other Stock-Based Awards

        The Committee, in its sole discretion, may grant Awards of Shares and Awards that are valued, in whole or in part, by reference to, or are otherwise based on the Fair Market Value of, Shares (the "Other Stock-Based Awards"). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made, the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).

Article 11. Compliance with Section 409A of the Code

        11.1    General.    To the extent that the Plan and/or Awards are subject to Section 409A of the Code, the Committee may, in its sole discretion and without a Participant's prior consent, amend the Plan and/or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (a) exempt the Plan and/or any Award from the application of Section 409A of the Code, (b) preserve the intended tax treatment of any such Award, or (c) comply with the requirements of Section 409A of the Code, Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date of the grant ("Section 409A Guidance"). This Plan shall be interpreted at all times in such a manner that the terms and provisions of the Plan and Awards are exempt from or comply with Section 409A Guidance.

        11.2    Timing of Payment.    All Awards that would otherwise be subject to Section 409A of the Code shall be paid or otherwise settled on or as soon as practicable after the applicable vesting date and not later than the 15th day of the third month from the end of (i) the Participant's tax year that includes the applicable payment or settlement date, or (ii) the Company's tax year that includes the applicable payment or settlement date, whichever is later; provided, however, that the Committee reserves the right to delay payment or specify a compliant payment date with respect to any such Award under the circumstances set forth in Section 409A Guidance; provided, further, that notwithstanding any contrary provision in the Plan or Award Agreement, any payment(s) that are otherwise required to be made under the Plan to a "specified employee" (as defined under Section 409A of the Code) as a result of his or her separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) on the payment date that immediately follows the end of such six-month period or as soon as administratively practicable thereafter.

Article 12. Adjustments

        12.1    Adjustments in Capitalization.    In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, combination of Shares, exchange of Shares, dividend in kind, extraordinary cash dividend, or other like change in capital structure (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee, to prevent dilution or enlargement of Participants' rights under the Plan, shall substitute or adjust, in its sole discretion, (a) the number and kind of Shares or other securities that may be issued under the Plan, the number and kind of Shares or other securities subject to outstanding Awards, and/or where applicable, the exercise price, base value or purchase price applicable to such Awards; (b) grant a right to receive one or more payments of securities, cash and/or property (which right may be evidenced as an additional Award under this Plan) in respect of any outstanding Award, or (c) provide for the settlement of any outstanding Award (other than a Stock Option or Stock Appreciation Right) in such securities, cash and/or other property as would have been received had the Award been settled in full immediately prior to such corporate event or transaction; provided, however, that in the case of an adjustment made in accordance with (b) or (c) above, the right to any securities, cash and/or property may be issued subject to the same vesting schedule as the outstanding Award being adjusted; and provided, further, that any adjustment pursuant to this Section 12.1 shall comply with Section 409A of the Code, to the extent applicable. Should the vesting of any Award be conditioned upon the Company's attainment of performance conditions, the Board may make such adjustments to the terms and conditions of such Awards and the criteria therein to recognize unusual and nonrecurring events affecting the Company or in response to changes in applicable laws, regulations or accounting principles.

        12.2    Change of Control.    Upon the occurrence of a Change of Control after the Effective Date, unless otherwise specifically prohibited under applicable laws or by the applicable rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Committee shall determine otherwise in the Award Agreement, the Committee is authorized (but not obligated) to make adjustments in the terms and conditions of outstanding Awards, including without limitation the following (or any combination thereof): (i) continuation or assumption of such outstanding Awards under the Plan by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent; (ii) substitution by the surviving company or corporation or its parent of awards with substantially the same terms for such outstanding Awards; (iii) accelerated exercisability, vesting and/or lapse of restrictions under all then outstanding Awards immediately prior to the occurrence of such event; (iv) upon written notice, provided that any outstanding Awards must be exercised, to the extent then exercisable, within fifteen days immediately prior to the scheduled consummation of the event, or such other period as determined by the Committee (in either case contingent upon the consummation of the event), and at the end of such period, such Awards shall terminate to the extent not so exercised within the relevant period; and (v) cancellation of all or any portion of outstanding Awards for fair value (as determined in the sole discretion of the Committee) which, in the case of Options and Stock Appreciation Rights, may equal the excess, if any, of the value of the consideration to be paid in the Change of Control transaction to holders of the same number of Shares subject to such Options or Stock Appreciation Rights (or, if no such consideration is paid, Fair Market Value of the Shares subject to such outstanding Awards or portion thereof being canceled) over the aggregate Option Price or grant price, as applicable, with respect to such Awards or portion thereof being canceled.

Article 13. Duration, Amendment, Modification, Suspension, and Termination

        13.1    Duration of the Plan.    Unless sooner terminated as provided in Section 13.2, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date.

        13.2    Amendment, Modification, Suspension, and Termination of Plan.    The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof or any Award (or Award Agreement) thereunder at any time; provided that, subject to Article 11, no such amendment, alteration, suspension, discontinuation or termination shall be made (i) without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan and (ii) without the consent of the Participant, if such action would materially diminish any of the rights of any Participant under any Award theretofore granted to such Participant under the Plan; provided, however, the Committee may amend the Plan, any Award or any Award Agreement in such manner as it deems necessary to comply with applicable laws.

Article 14. General Provisions

        14.1    No Right to Service.    The granting of an Award under the Plan shall impose no obligation on the Company, any Subsidiary or any Affiliate to continue the Service of a Participant and shall not lessen or affect any right that the Company, any Subsidiary or any Affiliate may have to terminate the Service of such Participant. No Participant or other person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

        14.2    Settlement of Awards; No Fractional Shares.    Each Award Agreement shall establish the form in which the Award shall be settled. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, other securities or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be rounded, forfeited or otherwise eliminated.

        14.3    Tax Withholding.    The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan. With respect to required withholding, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares or by delivering Shares to the Company, having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction.

        14.4    No Guarantees Regarding Tax Treatment.    Participants (or their beneficiaries) shall be responsible for all taxes with respect to any Awards under the Plan. The Committee and the Company make no guarantees to any person regarding the tax treatment of Awards or payments made under the Plan. Neither the Committee nor the Company has any obligation to take any action to prevent the assessment of any excise tax on any person with respect to any Award under Section 409A of the Code or otherwise and none of the Company, any of its Subsidiaries or Affiliates, or any of their employees or representatives shall have any liability to a Participant with respect thereto.

        14.5    Non-Transferability of Awards.    Except as provided by the terms of any applicable stockholders agreement or unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant except in the event of his death (subject to the applicable laws of descent and distribution) and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate. An award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant. Any permitted transfer of the Awards to heirs or legatees of the Participant shall not be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.

        14.6    Conditions and Restrictions on Shares.    The Committee may impose such other conditions or restrictions on any Shares received in connection with an Award as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received for a specified period of time or a requirement that a Participant represent and warrant in writing that the Participant is acquiring the Shares for investment and without any present intention to sell or distribute such Shares. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any conditions and restrictions applicable to such Shares.

        14.7    Shares Not Registered.    Shares and Awards shall not be issued under the Plan unless the issuance and delivery of such Shares and any Awards comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, State securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded. Except as set forth in an Award Agreement, the Company shall not be obligated to file any registration statement under any applicable securities laws to permit the purchase or issuance of any Shares or any Awards under the Plan, and accordingly any certificates for Shares or documents granting Awards may have an appropriate legend or statement of applicable restrictions endorsed thereon. If the Company deems it necessary to ensure that the issuance of securities under the Plan is not required to be registered under any applicable securities laws, each Participant to whom such security would be purchased or issued shall deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company which satisfies such requirements.

        14.8    Rights as a Stockholder.    Except as otherwise provided herein or in the applicable Award Agreement, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

        14.9    Severability.    If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

        14.10    Unfunded Plan.    Participants shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Subsidiaries may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company or any of its Subsidiaries under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or a Subsidiary, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company or a Subsidiary, as the case may be, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts. The Plan is not subject to the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time.

        14.11    No Constraint on Corporate Action.    Nothing in the Plan shall be construed to (a) limit, impair, or otherwise affect the Company's or its Subsidiary's right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets, or (b) limit the right or power of the Company or its Subsidiary to take any action which such entity deems to be necessary or appropriate.

        14.12    Successors.    All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

        14.13    Governing Law.    The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

        14.14    Effective Date.    The Plan shall be effective as of the date of adoption by the Board, which date is set forth below (the "Effective Date"), provided that the Plan is approved by the stockholders of the Company at an annual meeting or any special meeting of stockholders of the Company within 12 months of the Effective Date, and such approval of stockholders shall be a condition to the right of each Participant to receive any Award hereunder. Any Award granted under the Plan prior to such approval of stockholders shall be effective as of the date of grant, but no such Award may be exercised or settled and no restrictions relating to any Award may lapse prior to such stockholder approval, and if stockholders fail to approve the Plan as specified hereunder, any such Award shall be cancelled.

*                    *                    *

        This Plan was duly adopted and approved by the Board of Directors of the Company pursuant to a unanimous written consent of the Board of Directors of the Company dated the 6th day of November, 2009. The Board of Directors approved an amendment of the Plan on February 11, 2013 to increase the authorized shares subject to the Plan by 1,450,000 shares for a total maximum aggregate of 6,200,000 shares, which amendment is subject to the approval of stockholders of the Company and shall only be effective upon the date the stockholders approve the amendment.

STR HOLDINGS, INC.

Name:
Title:

1 1 000000000000 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 . x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0000167620_1 R1.0.0.51160 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Dennis L. Jilot 02 Scott S. Brown 03 Robert M. Chiste 04 John A. Janitz 05 Andrew M. Leitch 06 Dominick J. Schiano 07 Susan C. Schnabel 08 Robert S. Yorgensen STR HOLDINGS, INC. 1699 King St, Suite 400 ENFIELD, CT 06082 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2 To amend the 2009 Equity Incentive Plan increasing the number of shares of common stock subject to the plan from 4.75 million shares to 6.2 million shares. 3 To ratify the appointment of UHY LLP as independent registered public accounting firm for the fiscal year ending December 31, 2013. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000167620_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com . STR HOLDINGS, INC. Annual Meeting of Stockholders May 14, 2013 2:00 PM ET This proxy is solicited by the Board of Directors The stockholder hereby appoints Robert S. Yorgensen and Joseph C. Radziewicz, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of STR HOLDINGS, INC. that the shareholder is entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 PM, ET on 5/14/2013, at our Corporate Headquarters, 1699 King Street, Suite 400, Enfield, CT 06082, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side